As filed with the Securities and Exchange Commission on April 27, 2023

Registration File Nos. 033-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 32	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 35	[X]
(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Rachael M. Zufall, Esq. Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Blvd. Charlotte, North Carolina 28262	Christopher P. Harvey, Esq. Adam T. Teufel, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On May 1, 2023 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2023

Individual flexible-premium deferred variable annuities
funded through

TIAA Separate Account VA-1

of Teachers Insurance and Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity contract (the “Contract”) funded through TIAA Separate Account VA-1 of TIAA. Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity Contracts until further notice. TIAA has not distributed new applications for the Contracts since May 22, 2003. Existing Contracts, or replacements for those Contracts, remain in effect and existing Contractowners can continue to contribute money to those Contracts.

The separate account is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “Stock Index Account”).

TIAA offers the separate account as part of the Contract, which also has a fixed account.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The separate account is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Table of contents

Special Terms 3

Important information you should consider about the Contract 4

Overview of the Contract 6

Fee and Expense Tables of the Contract 9

Principal risks of investing in the Contract 10

Who we are and other related information 12

TIAA 12

The separate account 13

The stock index account 13

Portfolio holdings disclosure 14

Your voting rights 14

Management of the Stock Index Account 14

The account’s investment adviser 14

Portfolio management 15

The Distributor 16

Administrator 16

About the Stock Index Account’s expenses 16

Other charges 18

The Contract 18

Eligible purchasers of the Contract 18

Important information about procedures for purchasing a new Contract  19

Accumulation units 21

Valuation of assets 22

The fixed account 23

Transfers between the separate account and the fixed account 24

Cash withdrawals 24

General consideration for all
transfers and cash withdrawals 25

Tax issues 25

Market timing 25

Timing of payments 26

The annuity period 26

Annuity starting date 27

Income options 27

Benefits available under the Contract 29

Methods of payment 30

Federal income taxes 31

Important information 36

Appendix: Additional information about the Stock Index Account 39

Investment objective 39

Investment mix 39

Principal risks of investing in the Stock Index Account  39

Additional information about investment objective  42

Additional information about investment strategies and risks  42

Past performance 46

More about the benchmark 47

Additional information about index providers 48

Special Terms

The terms and phrases below are defined so you will know how they are used in this Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation. The total value of your accumulation units under the Contract.

Accumulation Phase. The phase during which investment account accumulations are held under a Contract prior to their being annuitized or otherwise paid out.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. You are the Annuitant under the Contract.

Annuity Partner. The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. In some Contracts, this person is referred to as the second annuitant.

Annuity Phase. The phase during which investment account accumulations are annuitized or otherwise paid out.

Beneficiary. Any person or institution you name, in a form satisfactory to us, to receive benefits if you die during the accumulation period or if you (and your Annuity Partner, if you have one) die before the end of any guaranteed period.

Business Day. Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American (collectively with the NYSE, the “NYSE Exchanges”), are open for trading. A Business Day generally ends at 4:00 p.m. Eastern Time or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day. Any day of the year. Calendar days end at the same time as a Business Day.

Commuted Value. The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Contract. The fixed and variable components of the individual, flexible-premium deferred Teachers Personal Annuity described in this Prospectus.

Contractowner. The person (or persons) who controls all the rights and benefits under a Contract.

Eligible Institution. A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account. The component of the Contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account. All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Good Order. Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other

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benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, Contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Income Option. Any of the ways you can elect to receive your annuity income. It is also referred to as an “annuity option.”

Premium. Any amount you invest in the Contract.

Separate Account. TIAA Separate Account VA-1 (the “separate account”), which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Stock Index Account. The sole investment portfolio of the separate account.

TIAA. Teachers Insurance and Annuity Association of America.

You or Your. This means any Contractowner.

Valuation Day. Any Business Day.

Important information you should consider about the Contract

Location in Prospectus
FEES AND EXPENSES
Charges for Early Withdrawals	• None			Overview of the Contract
Transaction Charges	• The Contract does not impose a transaction charge nor a transfer charge.			Fee and expense tables of the Contract
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each  year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee and expense tables of the Contract
	Annual Fee	Minimum	Maximum
	Annual Contract Expenses (as a percentage of average annual net assets)	0.750%	0.750%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A

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Location in Prospectus

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each  year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $706	Highest Annual Cost: $706

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of separate account management fees

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of separate account management fees

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.		Principal risks of investing in the Contract
Not a Short-Term Investment

• The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

• The benefits of adding premiums over time to the value of your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

Principal risks of investing in the Contract
Risks Associated with Investments

• An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the Stock Index Account.

• The Stock Index Account has its own unique risks.

• You should review the Stock Index Account before making an investment decision.

Principal risks of investing in the Contract
Insurance Company Risks

• An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available by visiting our website at www.tiaa.org/public.

Principal risks of investing in the Contract
RESTRICTIONS
Investments

• We have adopted policies and procedures to discourage market timing and excessive transaction activity.

• Transfer between the Stock Index Account and the fixed account must be for at least $250.

•  We reserve the right to add or close investment options, substitute another investment option without your consent, or combine investment options. A substituted investment option may have different fees and expenses.

Who we are and other related information Market timing

TIAA Separate Account VA-1  ■   Prospectus     5

Location in Prospectus
Optional Benefits

• Certain optional benefits are subject to a minimum dollar amount. We reserve the right to cancel optional benefits at any time.

• There are restrictions on the frequency of transactions within a certain period.

Benefits available under the Contract
TAXES
Tax Implications

• You should consult with a qualified tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

• Withdrawals on your Contract will be subject to ordinary income tax and may be subject to a 10% premature distribution tax if taken before age 59½.

• Generally, you are not taxed until you make a withdrawal from the Contract.

• Premium taxes may apply with respect to the Contract.

• If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

Federal income taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	• No commissions are paid in connection with the distribution of the Contract because new Contracts are no longer offered or distributed.	Overview of the Contract
Exchanges

• Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

Overview of the Contract

Purpose of the Contract

The Contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The value of your investments or accumulation units is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulation to calculate the payments that we make during the annuity phase. Generally speaking, a longer accumulation phase may result in a greater accumulated value for setting your annuity payouts and optional benefits. The Contract also includes a standard death benefit to help financially protect your designated beneficiary.

The Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the

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accumulation of the Contract. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers of the investment accounts.

Your financial goal in acquiring the Contract should be consistent with a long-term insurance product for long-term investment purposes offering the prospect of growth through the investment of premiums in the Stock Index Account.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation phase

During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Premium payments made during the accumulation phase are flexible in terms of timing and amount but must be for a minimum amount of $100.

To accumulate value during the accumulation phase, you may allocate your premiums and earnings into the Stock Index Account or the fixed account. The Stock Index Account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000®Index, a broad market index. The Stock Index Account implements certain investment strategies to obtain this objective and carries its own potential risks. Amounts that you allocate to the Stock Index Account will increase or decrease in dollar value depending on the investment performance of the Account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your Contract is issued, in the state where your Contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your Contract for information on the applicable guaranteed rate under your Contract.

You bear the risk of any decline in the balance of your Contract resulting from the performance of the Stock Index Account. Your accumulation value could decline significantly, and there is a risk of loss of the entire amount invested. You should consider the investment objectives, risks, and charges and expenses of the Stock Index Account carefully before making an investment decision. Additional information about the Stock Index Account is provided in the Appendix at the end of this Prospectus.

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Annuity phase

You enter the income phase when you annuitize your Contract. The annuity phase occurs after the annuity starting date and when you or a second annuitant begin receiving regular annuity payments from your Contract. During the annuity phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. Subject to the provisions under your Contract and your employer’s plan, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) annuity for a fixed period; and (3) two-life annuities. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. During the annuity phase, your annuity units will continue to be allocated to either the Stock Index Account or the fixed account as chosen by you. All accumulation phase benefits terminate upon annuitization, including the standard death benefit.

Contract features

The Contract provides for the accumulation of retirement savings and income. The Contract offers income, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your Contract. Withdrawals may reduce your account value, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax if you take a withdrawal before age 59½.

Tax Treatment. You can transfer money between the Stock Index Account and the fixed account without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; or (4) payment of a death benefit.

Death Benefit. The Contract includes a standard death benefit, which will pay a death benefit to your designated beneficiary at the time of your death.

Additional features

Systematic Withdrawals. Subject to the provisions under your Contract, you may have withdrawals redeemed from the Stock Index Account on a systematic basis. Systematic withdrawals are generally subject to a minimum amount of $100 and may be scheduled to be paid semi-monthly, monthly, quarterly, semi-annually or annually. Withdrawals may lower your Contract value, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax if taken before age 59½.

Systematic Transfers. Subject to the provisions under your Contract, systematic transfers between the Stock Index Account and the fixed account are generally subject to a minimum amount of $100. Systematic transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually.

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Fee and Expense Tables of the Contract

The following tables describe the fees and estimated expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and estimated expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between the Stock Index Account and the fixed account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of premiums)	none
Deferred sales load (or surrender charge) (as a percentage of premiums or amount surrendered, as applicable)	none
Exchange fee or Redemption fee	none

The next table describes the fees and expenses of the Stock Index Account that you will pay each year during the time that you own the Contract.

ANNUAL CONTRACT EXPENSES

(as a percentage of average net assets)

	Base contract expenses	Management fees (after expense waiver)	[2]	Other expenses: Administrative expenses	Total other expenses	Total annual expense deductions	[3]

Maximum expense[1]	1.000%	-		-	-	-
Current expense	0.400%	0.15%		0.200%	0.200%	0.750%

1	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
2	Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets.
3

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Stock Index Account operating expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated and surrender your Contract at the end of each of these time

TIAA Separate Account VA-1  ■   Prospectus     9

periods. The Example also assumes that your investment has a 5% return each year. There are no additional charges for optional benefits under the Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Stock Index Account	$766	$2,397	$4,169	$9,303

Portfolio turnover

The Stock Index Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the example, affect the Stock Index Account’s performance. During the most recent fiscal year, the Stock Index Account’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal risks of investing in the Contract

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in other sections of the Prospectus and in the Statement of Additional Information (“SAI”). These include more specific risks that the Stock Index Account may be subject to, which are detailed in the Appendix. The Contract may be subject to additional risks other than those identified and described in the Prospectus and SAI.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not guaranteed by the U.S. Government, the FDIC or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right Contract for you. If you make early withdrawals, you may be subject to pay ordinary income tax, including a 10% premature distribution tax if you are under age 59½.

Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the Stock Index Account. You bear the risk of any decline in the account balance of your Contract resulting

10     Prospectus   ■   TIAA Separate Account VA-1

from the performance of the Stock Index Account. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review the Stock Index Account carefully before making an investment decision.

The Stock Index Account will have its own unique risks. We do not guarantee the investment performance of the Stock Index Account, and you bear the entire investment risk. Additional information regarding the Stock Index Account is provided below in this Prospectus under “Appendix: Additional information about the Stock Index Account.”

Risks Associated with TIAA. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA’s overall financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any variable annuity. The “mortality risk” of the Stock Index Account is shared among those who receive income from it and is not guaranteed by TIAA. Information about TIAA, including its financial strength ratings, is available upon request by visiting TIAA’s website at www.tiaa.org/public.

Possible Adverse Tax Consequences. Adverse tax consequences may result if contributions, withdrawals, distributions, and other transactions with respect to the Contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect the Contract purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a qualified tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Business Continuity Risks. We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, disease outbreaks and terrorist acts, which could adversely affect our ability to administer a Contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process Contract transactions or to calculate Contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to

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whom we outsource such critical business functions experience operational failures, our ability to administer the Contract could be impaired.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the separate account, intermediaries and other affiliated or third party service providers are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cybersecurity failures by us or any of our service providers, the separate account, or the issuers of securities in which the separate account invests, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses; interference with our processing of Contract transactions, including the processing of orders from our website; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that we or our service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, we cannot directly control the cybersecurity plans or systems implemented by our service providers.

Who we are and other related information

TIAA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Governors, a nonprofit New York membership corporation whose main purpose is

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to hold TIAA’s stock. TIAA’s headquarters is located at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2022, TIAA’s statutory admitted assets were approximately $349 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.21 trillion (although CREF does not stand behind TIAA’s guarantees). TIAA serves as the separate account’s administrator and is the parent company of Teachers Advisors, LLC (“Advisors”), the separate account’s investment adviser.

The separate account

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the Contracts are offered (see the SAI).

The stock index account

The separate account offers one investment account: the Stock Index Account.

TIAA owns the assets of the Stock Index Account and the obligations under the Contract are obligations of TIAA. The Contract states, however, that the Stock Index Account’s income, investment gains, and investment losses are credited to or charged against the assets of that Account without regard to TIAA or its other separate accounts or products, other income, gains, or losses. Under New York law, we cannot charge the Stock Index Account with liabilities incurred by TIAA, any of its other separate accounts, its products or affiliates other than those arising from the Contract.

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When the Contract is purchased through qualified plans, earnings on accumulation in the Stock Index Account are not taxed until withdrawn or paid as annuity income (see “Federal income taxes,” below).

You may allocate premiums between the Stock Index Account and the fixed account.

The separate account reserves the right to change the Stock Index Account or other investment options available in the future, including adding or removing investment options, or materially changing their investment characteristics.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the Stock Index Account. We do not guarantee the investment performance of the Stock Index Account, and you bear the entire investment risk.

The information regarding the Stock Index Account, including (i) its name; (ii) a statement concerning its investment objectives and strategies; (iii) its investment adviser; (iv) current expenses; and (v) performance is provided below in this Prospectus under “Appendix: Additional information about the Stock Index Account.” Expense information regarding the Stock Index Account is located above in the section entitled “Fee and Expense Tables of the Contract.”

Portfolio holdings disclosure

A description of the separate account’s policies and procedures with respect to the disclosure of the Stock Index Account’s portfolio securities is available in the separate account’s SAI.

Your voting rights

You will have one vote per dollar of your assets in the Stock Index Account’s accumulation fund. The separate account is the legal owner of the assets in the Stock Index Account in your Contract. It, therefore, has the right to vote its shares at any meeting of Contractowners. When Contractowner meetings are held, we will give you the right to instruct us how to vote the assets attributable to your Contract.

Management of the Stock Index Account

The account’s investment adviser

Advisors manages the assets of the Stock Index Account under the supervision of the separate account’s Management Committee. Advisors is a wholly controlled subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”). As of December 31, 2022, Advisors and

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TCIM together had approximately $556.7 billion of assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

Under its investment management services agreement with the separate account, Advisors’ duties include managing the assets of the Stock Index Account, conducting research, recommending investments and placing orders to buy and sell securities, subject to the supervision of the Management Committee. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the Stock Index Account. Advisors supervises and acts as liaison among various other service providers to the Stock Index Account.

During the fiscal year ended December 31, 2022, the Stock Index Account reimbursed Advisors for its aggregate investment management expenses 0.150% of the Stock Index Account’s average net assets.

A discussion regarding the basis for the Management Committee’s approval of the Stock Index Account’s investment management agreement is available in the separate account’s most recent Semiannual report to participants for the six-month period ended June 30. For a free copy of the separate account’s Contractowner reports, please call 877-518-9161, visit the separate account’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management

The Stock Index Account is managed by a team of managers, whose members are responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Stock Index Account and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Stock Index Account’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005

Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2012	2005	2014

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Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Darren Tran, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019

The separate account’s SAI provides additional disclosure about the compensation structure of the Stock Index Account’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of accumulation units in the Stock Index Account.

The Distributor

The principal underwriter and distributor of the Contract is TIAA-CREF Individual & Institutional Services, LLC (“Services”), a wholly controlled subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017-3206. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the Contracts.

Administrator

TIAA, which serves as administrator to the separate account, is located at 730 Third Avenue, New York, NY 10017-3206. Administrative expenses, which are charged to cover expenses of the administration and operations of the separate account and the Contract, include expenses associated with recordkeeping, premium allocation, tax and financial reporting, accounting, legal and compliance, facilities, and other Contract owner-related services.

About the Stock Index Account’s expenses

The Stock Index Account deducts expenses from the net assets of the Stock Index Account each Valuation Day for, among other services and expenses, investment management and administration services. Please see the section above entitled “Fee and Expense Tables of the Contract” for the amounts of these estimated Stock Index Account-level expenses. TIAA reserves the right to increase the overall maximum expense charge (excluding acquired fund fees and expenses, if any) to a maximum of 1.50% of average daily net assets per year.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the

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separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate of 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory fee charged is equivalent to an annual rate of 0.15% of the average daily net assets, which was the fee charged by Advisors to the separate account during the fiscal year ended December 31, 2022. This voluntary waiver will continue through May 1, 2024 and may thereafter be discontinued at any time without notice. These expenses are included in the category labeled “Management fees” in the expense table above.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets. These expenses are included in the category labeled “Other expenses: Administrative expenses” in the expense table above.

The separate account’s expenses also include the costs of its audit and legal services, and certain other services provided by third parties, all of which are included in one or more of the expense groups noted above.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the Contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal underwriter of the variable component of the Contract, for distribution of the variable component of the Contract. This expense is included in the category labeled “Base Contract expenses” in the expense table above.

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Other charges

No Deductions from Premiums. The Contract does not impose any front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, Contracts issued to residents of several states are subject to a premium tax. Charges for premium taxes on a particular Contract ordinarily will be deducted from the accumulation value when amounts are applied to provide annuity payments. However, if a jurisdiction imposes premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes range from 0.00% to 3.50% of non-qualified annuity considerations.

Other than the Stock Index Account-level expenses detailed in the section entitled “Fee and Expense Tables of the Contract” above, no other fees and expenses are charged by the separate account, including no sales loads, charges for optional benefits or administrative fees. No commissions are paid on separate account transactions. All Stock Index Account expenses are paid out of the assets of the Account. Depending upon your state of residence and personal circumstances, various premium and other tax consequences may apply to you. Some states may assess premium taxes. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, premium taxes range from 0% to 3.50%, depending on the state. Please consult your personal tax advisor for more information on your personal tax circumstances.

The Contract

The Contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the Contract are summarized below; however, the descriptions you read here are qualified entirely by the Contract itself. The Contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the Contracts are not being currently offered; however, TIAA does accept additional premiums for existing Contracts (or Contract replacements). TIAA does not offer Contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

Eligible purchasers of the Contract

In the event sales of Contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a Contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a Contract. Any individual who owns a TIAA or CREF annuity

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contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a Contract.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the Stock Index Account. We do not guarantee the investment performance of the Stock Index Account, and you bear the entire investment risk.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain income options, how frequently you can transfer into or out of the Stock Index Account, or our ability to restrict transfers into or out of the Stock Index Account. You should review your Contract along with this Prospectus to understand the product features and charges under your Contract.

Changes to the Contract. The separate account currently consists of a single investment portfolio, the Stock Index Account, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the Stock Index Account, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the Contract required by applicable insurance law, the Internal Revenue Code of 1986 (the “IRC”) or the 1940 Act. TIAA can make some changes at its discretion, subject to NYDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular Contract to another insurance company.

Important information about procedures for purchasing a new Contract

Note: TIAA has suspended all sales of its Teachers Personal Annuity Contracts until further notice. TIAA has not distributed new applications for the Contracts since May 22, 2003. Existing Contracts, or replacements for those Contracts, remain in effect and existing Contractowners can continue to contribute money to those Contracts.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a Contract.

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What this means for you: When you purchase a Contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your primary telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a Contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $100. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a Contract) to:

TIAA

P.O. Box 933866

Atlanta, GA 31139-3866

If you do not have a coupon, use a separate piece of paper to provide your name, address and Contract number. These premiums will be credited as of the Business Day TIAA receives them. Currently, TIAA will accept premiums at any time both the Contractowner and the annuitant are living and your Contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this Contract after you have been given three months’ notice. If TIAA stops accepting premiums under your Contract, it will accept premiums under a new replacement Contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your Contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3. Specify on the wire or payment:

• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing Contract (provide Contract number if existing)

Certain Restrictions. Except as described below, the Contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and

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transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your Contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the Stock Index Account count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a Contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your Contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a Contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your Contract.

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

Accumulation units

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the Business Day when TIAA received your premium. TIAA may use a later Business Day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the Business Day when it receives your completed transaction request, in good order, and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the Valuation Day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last Valuation Day of the month when TIAA receives, in good order, all required information and documentation (see “The annuity period” below). For amounts to be applied to begin death benefits, the unit value will be the one for the Valuation Day when TIAA receives proof of death (see “Death benefit” below).

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The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “About the Stock Index Account’s expenses” above). The unit value is calculated at the close of each Valuation Day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges. B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

Valuation of assets

Advisors calculates the value of the assets in the separate account as of the close of every Valuation Day. We generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the separate account. If market quotations are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. We may also use “fair value” if events that have an effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time the separate account’s accumulation unit value (“AUV”) is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the separate account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the separate account’s AUV. Although we fair value portfolio securities on a security-by-security basis, foreign portfolio securities may be fair valued more frequently than other securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any Valuation Day (generally

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4:00 p.m. Eastern Time). This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the separate account to the detriment of longer-term investors, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the separate account uses a fair value pricing service approved by Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the separate account may cause the AUV of the separate account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Management Committee has designated Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Advisors the responsibility of making fair value determinations.

The fixed account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC

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staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your Contract is issued, in the state where your Contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your Contract for information on the applicable guaranteed rate under your Contract.

This Prospectus provides information mainly about the Contract’s variable component, which is funded by the separate account. For more about the fixed account, see the Contract itself.

Transfers between the separate account and the fixed account

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your Contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days with three months’ notice. You can transfer from the fixed account to the separate account or take a withdrawal from the fixed account no more than once every 180 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

Cash withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any Contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your Contract and all of TIAA’s obligations to you under the Contract will end.

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General consideration for all transfers and cash withdrawals

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the Business Day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the close of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800-842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA Web Center’s account access feature over the Internet at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

The separate account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the separate account) in the Stock Index Account’s portfolio, or using the proceeds from sales of portfolio securities. The separate account also may meet transfer or withdrawal requests through overdrafts at the separate account’s custodian, by borrowing under a credit agreement to which the separate account is a party or by borrowing from certain other registered investment companies advised by Advisors or TCIM under an inter-fund lending program maintained by the separate account and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentences are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Tax issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early distribution taxes or penalties as well. For details, see “Federal income taxes” below.

Market timing

Because you may only make transfers out of the fixed account once every 180 days, and because there may be a 10% premature distribution tax for early withdrawals, the opportunities for market timing between the Stock Index Account and the fixed account are limited. In addition, the separate account primarily consists of domestic securities and has only one investment portfolio (the Stock Index Account). As a result, no specific market timing policies have

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been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all Contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the Stock Index Account in an effort to “time” the market could cause the Stock Index Account to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the Stock Index Account. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The Stock Index Account is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

Timing of payments

Usually, TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

• cash withdrawals;

• transfers to the fixed account; and

• death benefits.

TIAA can extend the seven-day period only if (1) the NYSE Exchanges are closed (or trading is restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account Contractowners.

The annuity period

All annuity payments are paid to the Contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your Contract.) Payments will not change while

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the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation phase, your Contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the Contractowner. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity starting date

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a Contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes” below). In any case, the annuity starting date must be at least 14 months after the date your Contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your Contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

Income options

You may select from the several income options set forth in your Contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

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Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the Contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the Contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the Contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the Contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the Contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit after the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

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Benefits available under the Contract

The following table summarizes information about the benefits available under the Contract.

Name of benefit Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Death benefit
The amount of the death benefit is the accumulation on the valuation day that we authorize payment of the death benefit or the total premiums paid adjusted for any withdrawals, whichever is greater.	Standard	No charge	• Withdrawals could significantly reduce the death benefit.

For more information on the death benefit, see the section below.

Death benefit

Death benefit is a standard benefit under the Contract. The death benefit becomes payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a Contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal adviser. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the Contractowner’s spouse is the sole beneficiary, when the Contractowner dies the spouse can choose to become the Contractowner and continue the Contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no death benefit will be made and the spouse will automatically become the Contractowner. The spouse will also become the annuitant if the Contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a Business Day, on the next Business Day, or (2) the total premiums paid under your Contract adjusted for cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

Here is an example of how the basic death benefit is calculated:

The Contract was issued with purchase payments totaling $100,000 but, due to negative Stock Index Account performance, the account value had decreased

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to $80,000. If the owner died, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the Contract. If the Contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The fixed account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will pay the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the Contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Sections 72(s) of the IRC.

Methods of payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves

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the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. The fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

Federal income taxes

The following discussion is based on current federal income tax laws under the IRC and the relevant regulations issued by the Department of Treasury. TIAA cannot guarantee that the law or regulations will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a Contract.

Tax status of the Contract

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a Contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

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Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their Contracts due to their ability to exercise investment control over those assets. When this is the case, the Contractowners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contractowner to allocate premiums and transfer amounts between the fixed account and the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give owners investment control over separate account assets, we reserve the right to modify Contracts as necessary to prevent a Contractowner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a Contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the Internal Revenue Service (“IRS”) will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a Contractowner’s spouse is the designated beneficiary, he or she can continue the Contract when the Contractowner dies.

The Contract is designed to comply with section 72(s). TIAA will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the policy and all policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. On December 8, 2022, Congress enacted the Respect for Marriage Act, providing certain protections for interracial and same-sex marriages. The impact of the new law on existing IRS guidance regarding civil unions and domestic partnerships is uncertain. Consult a qualified tax advisor for more information on this subject.

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Taxation of annuities

Assuming the Contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a Contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the Contract.”

The following discussion applies generally to Contracts owned by a natural person:

Medicare Tax. Distributions from after-tax Contracts may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (i.e., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a qualified tax adviser for more information.

Withdrawals.  If you withdraw funds from your Contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the Contract. Any remaining portion of the withdrawal is not taxable. The investment in the Contract usually equals all premiums paid by the Contractowner or on the Contractowner’s behalf.

If you withdraw your entire accumulation under a Contract, you will be taxed only on the part that exceeds your investment in the Contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the Contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the Contract to the expected return at the annuity starting date. After you recover your investment in the Contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a Contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

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Premature Distribution Tax on Some Withdrawals. You may have to pay a premature distribution tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no 10% premature distribution tax on distributions:

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Enacted Tax Legislation. On December 29, 2022, Secure 2.0 Act of 2022 (Secure 2.0 or the Act) was signed into law under Division T of the Consolidated Appropriations Act of 2023. Secure 2.0 is a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The Act is generally effective after 2023, with several key provisions effective upon enactment. Most of the Act’s provisions do not apply to your non-qualified Contract. TIAA is working with trade associations and other groups to obtain guidance and transition relief for certain immediately effective provisions, from the IRS and Treasury Department, as we work to adopt procedures and modify systems to comply with the new law.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the Contract.

Transfers, assignments or exchanges of a Contract

Transferring Contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a Contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a qualified tax adviser for advice before executing a transaction.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. In some cases, the recipient can choose not to have tax withheld from distributions. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes.

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Multiple contracts

In determining gross income, section 72(e) generally treats as one Contract all TIAA and its affiliates’ non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% premature distribution tax (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one Contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. The federal estate tax, gift tax and generation-skipping transfer tax exemption is $12,920,000 for 2023. The maximum federal estate tax, gift tax and generation-skipping transfer tax rate is 40%. Regulations issued under the IRC may require TIAA to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Residents of Puerto Rico

The IRS’s current position is that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

Annuity purchases by nonresident non-citizens of the United States and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may

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be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

Possible charge for TIAA’s taxes

Currently, TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts, including the Contract (other than premium taxes—see above), but TIAA reserves the right to charge the separate account or the contracts for any other cost that TIAA believes should be attributed to them.

Tax advice

The above discussion on tax laws is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transaction type; in addition, foreign, state and local taxes may be implicated upon distribution. The general information provided above does not cover every situation. For complete information on your personal tax situation, check with a qualified tax adviser.

Important information

Legal Proceedings. Neither the separate account, Advisors, TIAA or Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of the separate account or TIAA to meet its obligations under the Contract, or the ability of Advisors or Services to perform its contract with the separate account.

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your Contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account (see “The separate account” above).

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the

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contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Financial Statements. TIAA encourages Contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI.

How to Obtain More Information. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes: As long as the Contract permits, the Contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice in good order, satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received in good order. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Important information about procedures for purchasing a new Contract” above).

Telephone and Internet Transactions: You can use TIAA’s Web Center’s account access feature over the Internet 24 hours a day to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. The Web Center will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss

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due to unauthorized or fraudulent transactions if it follows such procedures. You can use TIAA’s Automated Telephone Service (ATS) to check your accumulation balances, perform limited transactions and hear other personal account updates 24 hours a day. All transactions made within the Web Center and the ATS are electronically recorded.

To use the ATS, you need to call 800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA Internet home page at www.tiaa.org.

TIAA can suspend or terminate your ability to transact by telephone, Internet or by fax at any time for any reason. Also, telephone, Internet or fax transactions may not always be available, due to circumstances beyond our control.

Your Voting Rights: When Contractowner meetings are held, Contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by Contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800-223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding: To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semiannual reports or certain other required documents to your household, even if more than one Contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800-233-1200 or write TIAA.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: TIAA, P.O. Box 1261, Charlotte, North Carolina 28201-1261. You can ask questions by calling toll-free 800-223-1200.

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Appendix: Additional information about the Stock Index Account

Investment objective

The separate account currently consists solely of the Stock Index Account. The investment objective of the Stock Index Account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the Stock Index Account will meet its investment objective.

Investment mix

The Stock Index Account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000 Index” below). Under normal circumstances, the Stock Index Account has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide Contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Stock Index Account buys most, but not necessarily all, of the stocks in the Index, and attempts to closely match the overall investment characteristics of the Index.

Using the Index is not fundamental to the Stock Index Account’s investment objective and policies. The Stock Index Account’s benchmark index can change at any time and TIAA will notify you if this happens.

The Stock Index Account is classified as a diversified investment company, as defined under the 1940 Act. However, the Stock Index Account may become non-diversified under the 1940 Act without the approval of Stock Index Account Contractowners solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000 Index, which the Stock Index Account seeks to track.

Principal risks of investing in the Stock Index Account

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Stock Index Account may decrease because the value of equity securities in which the Stock Index Account invests could decrease. Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Stock Index

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Account’s investments and a Contractowner’s investment in the Stock Index Account to the risk of sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. An investment in the Stock Index Account, or any of the Stock Index Account’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit, and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in may sectors and societies globally. Accordingly, the value of the equity investments that the Stock Index Account holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. During periods of unusual volatility or turmoil in the financial markets, the Stock Index Account may undergo an extended period of decline. From time to time, the Stock Index Account may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Stock Index Account more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the Stock Index Account’s performance may not correspond to, or may underperform, its benchmark index for any period of time. Although the Stock Index Account attempts to use the investment performance of the Stock Index Account’s index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Stock Index Account to match the performance of its index is adversely affected by the costs of

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buying and selling investments as well as other expenses. Therefore, the Stock Index Account cannot guarantee that its performance will match or exceed its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Stock Index Account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Stock Index Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase the Stock Index Account’s exposure to illiquid investments risk. As a result, the Stock Index Account’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Stock Index Account from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Stock Index Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of

TIAA Separate Account VA-1  ■   Prospectus     41

small-sized companies may be greater than those of more widely traded securities.

• Non-Diversification Risk—While the Stock Index Account is considered to be a diversified investment company under the 1940 Act, the Stock Index Account may become non-diversified under the 1940 Act without Stock Index Account Contractowner approval when necessary to continue to track its benchmark index. Non-diversified status means that the Stock Index Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

Additional information about investment objective

Changing the investment objective of the Stock Index Account does not require a vote by Contractowners. The Stock Index Account can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the Stock Index Account’s fundamental investment policies (i.e., policies that require Contractowner approval to change).

The Stock Index Account’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the Stock Index Account’s assets (see “Management of the Stock Index Account” above). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TCIM, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the Stock Index Account will be made independently, but managers for the Stock Index Account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the Stock Index Account buys or sells, as well as the price paid or received.

Additional information about investment strategies and risks

Other investments

The Stock Index Account may invest in stock index futures contracts, options (puts and calls) on futures contracts, debt securities, other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the Stock Index Account’s

42     Prospectus   ■   TIAA Separate Account VA-1

investment objective and restrictions, policies and current regulations. The Stock Index Account may use swaps to hedge or manage the risks associated with the assets held in the Stock Index Account or to facilitate implementation of portfolio strategies of purchasing and selling assets for the Stock Index Account’s portfolio. Investing in options or futures contracts and entering into equity swaps involves special risks. The Stock Index Account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the Stock Index Account can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the Stock Index Account is subject to any necessary regulatory approvals and requirements. For liquidity, the Stock Index Account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The Stock Index Account may also manage cash by investing in money market funds or other short-term investment company securities.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Stock Index Account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Stock Index Account invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Stock Index Account’s service providers, including the investment adviser, Advisors, rely, and could otherwise disrupt the ability of employees of the Stock Index Account’s service providers to perform essential tasks on behalf of the Stock Index Account. In addition, sanctions and other measures could limit or prevent the Stock Index Account from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant

TIAA Separate Account VA-1  ■   Prospectus     43

fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Stock Index Account’s investments. The Stock Index Account’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Stock Index Account’s assets can decline as can the value of the Stock Index Account’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Stock Index Account. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Options, futures and other investments

The Stock Index Account may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Stock Index Account’s portfolio. Such options may include put and call options on securities of the types in which the Stock Index Account may invest and on securities indices composed of such securities. The Stock Index Account may also purchase futures to the extent permitted by the NYDFS, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures contracts in seeking to meet the separate account’s investment objective, including for cash management purposes. However, use of these instruments involves special considerations and risks.

The Stock Index Account can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Stock Index Account’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the Stock Index Account. For more information, see the SAI.

Illiquid investments

The Stock Index Account may invest up to 10% of its net assets, measured at the time of investment, in illiquid investments. Such an investment may not be

44     Prospectus   ■   TIAA Separate Account VA-1

readily marketable, which could make it difficult to sell the investment quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The Stock Index Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Stock Index Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective. Cash assets are generally not income-generating and could impact the Stock Index Account’s performance, as compared with a portfolio maintaining lower cash balances.

Repurchase agreements

The Stock Index Account can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the Stock Index Account on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when-issued” securities

The Stock Index Account can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The Stock Index Account might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The Stock Index Account may also purchase securities on a “when-issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The Stock Index Account may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The Stock Index Account may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Stock Index Account invests in another investment company, like an ETF, the Stock Index Account bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

TIAA Separate Account VA-1  ■   Prospectus     45

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The Stock Index Account can borrow money from banks, not exceeding 33 ¹/3% of the Stock Index Account’s total assets taken at market value at the time of borrowing. The Stock Index Account can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the Stock Index Account’s total assets taken at market value at the time of borrowing. If the Stock Index Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the Stock Index Account’s AUV may change in response to market fluctuations. For more information, see the SAI.

Past performance

The following bar chart and performance table below help illustrate some of the risks of investing in the Stock Index Account, and how investment performance varies. The bar chart shows the Stock Index Account’s investment performance period in the form of annual total returns for the past 10 calendar years. Performance reflects Contract fees and expenses that are paid by each Contractowner. Below each chart, the best and worst returns of the Stock Index Account for a calendar quarter during this period are noted.

The benchmark index listed below is unmanaged, and you cannot invest directly in this index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without Contractowner approval. The separate account will notify you if such a change is made.

46     Prospectus   ■   TIAA Separate Account VA-1

ANNUAL TOTAL RETURNS (%)

Stock Index Account

Best quarter: 21.69%, for the quarter ended June 30, 2020. Worst quarter: -20.98%, for the quarter ended March 31, 2020.

ANNUAL TOTAL RETURNS FOR THE SEPARATE ACCOUNT

For the period ended December 31, 2022

	Inception date	One year	Five years	Ten years
Stock Index Account	11/1/1994	–19.70%	8.02%	11.33%
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		–19.21%	8.79%	12.13%

Current performance of the Account may be higher or lower than that shown above.

More about the benchmark

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

The Stock Index Account is an index account. An index account seeks to hold all, or a representative sample, of the securities that make up its benchmark index. Use of the following index by the Stock Index Account is not a fundamental policy of the Stock Index Account, so the Stock Index Account can substitute other indices without Contractowner approval. The separate account will notify Contractowners when such a change is made.

Advisors will generally rebalance the Stock Index Account’s portfolio quarterly, or each time its benchmark index rebalances. Advisors can also adjust the Stock Index Account’s portfolio because of mergers and other similar events.

Russell 3000 Index

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company

TIAA Separate Account VA-1  ■   Prospectus     47

(“Russell”)). Russell 3000 Index companies represent about 96% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2022, the Russell 3000 Index had a mean market capitalization of $358.6 billion and a median market capitalization of $2.0 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.1 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is reconstituted (rebalanced) annually in June, with quarterly initial public offering additions made in March, September and December.

Additional information about index providers

Russell index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

48     Prospectus   ■   TIAA Separate Account VA-1

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More information about the separate account is contained in its SAI, dated May 1, 2023, which is incorporated by reference into this Prospectus. The Prospectus, SAI and the separate account’s annual report for the year ended December 31, 2022 and semiannual report for the period ended June 30, 2022, which are incorporated by reference herein, are on file with the SEC. For a free copy of any of these documents, to request additional information about the separate account or to make other investor inquiries, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: TIAA Imaging Services, call us at 877-518-9161 or visit our website at www.tiaa.org.

You may also obtain reports and other information about the separate account on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated Telephone Service

Check accumulation balances and hear other personal account updates 24 hours a day. You can also speak with a consultant during call center hours.

800-842-2252

By mail

Send all notices, forms and requests to:

TIAA
P.O. Box 1261
Charlotte, NC 28201

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200
8 a.m. to 6 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday

Advisor services

888-842-0318
8 a.m. to 6 p.m. (ET), Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, Member FINRA and the Securities Investor Protection Corporation (“SIPC”), distributes securities products. SIPC only protects customers’ securities and cash held in brokerage accounts. Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY. Each is solely responsible for its own financial condition and contractual obligations.

©2023 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber

EDGAR contract identifier: C000013885	A10857 (5/23)

Statement of Additional Information

Individual flexible-premium deferred variable annuities

Funded through

TIAA Separate Account VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2023

Teachers Personal Annuity is an individual flexible-premium deferred variable annuity contract (the “Contract”), which is funded through TIAA Separate Account VA-1 (the “separate account”) of Teachers Insurance and Annuity Association of America (“TIAA”).

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2023 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services: telephone 800-223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”). The audited financial statements of the separate account for the fiscal period ended December 31, 2022 are incorporated into this SAI by reference to the separate account’s report on Form N-CSR, which contains the Annual Report to contractowners, for the year ended December 31, 2022.

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of contents

Teachers Insurance and Annuity Association of America 2

The separate account 2

Investment restrictions 2

Investment policies and risk considerations 3

Valuation of assets 14

Disclosure of portfolio holdings 16

Management of the separate account 18

Proxy voting policies 25

Investment advisory and related services 26

Information about the separate account’s portfolio management 26

Administrative services 29

Advisors 29

Brokerage allocation 29

Periodic reports 30

General matters 31

Index to TIAA financial statements 33

Appendix A: Nuveen proxy voting policies 86

Teachers Insurance and Annuity Association of America

Teachers Insurance and Annuity Association of America (“TIAA”) is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Governors, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is located at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2022, TIAA’s statutory admitted assets were approximately $349 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.21 trillion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Teachers Advisors, LLC (“Advisors”), the separate account’s investment adviser.

The separate account

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the contracts are offered.

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income.

Investment restrictions

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the 1940 Act.

1. The separate account will not issue senior securities except as SEC regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1⁄3 % of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be

2     Statement of Additional Information   ■   TIAA Separate Account VA-1

temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1 ⁄3 % of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the NYDFS (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company. However, the separate account may become non-diversified under the 1940 Act without the approval of the separate account’s outstanding voting securities solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, which the separate account seeks to track, notwithstanding Investment Restriction “4” above.

Investment policies and risk considerations

Credit Facility and Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of CREF, the TIAA-CREF Funds (“TCF”) and the TIAA-CREF Life Funds (“TCLF”), each of which is managed by Advisors, the separate account’s investment adviser or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowing by the separate account under the credit facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in accumulated unit value (“AUV”) in response to market changes.

Additionally, the SEC has granted an exemptive order (the “Order”) permitting the separate account to participate in an inter-fund lending facility whereby the separate account may directly lend to and borrow money from certain other affiliated registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCF and TCLF may also participate in the Inter-Fund Program, and each such account or series, as well as the separate account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the

TIAA Separate Account VA-1  ■   Statement of Additional Information     3

loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). Due to the separate account’s fundamental investment policies, under the Inter-Fund Program, the separate account is permitted to be a borrower but only to a lesser extent than is permitted by the Order, and the separate account is not permitted to be a lender. The Management Committee has approved the separate account’s participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary Defensive Positions. The separate account may take temporary defensive positions. During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the separate account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the separate account’s investment objective and policies and to meet operating expenses. To the extent that the separate account holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact the separate account’s performance.

Additional Risks Resulting From Market or Other Events and Government Intervention in Financial Markets and Regulatory Matters. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the separate account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may adversely affect the global economy and the markets and issuers in which the separate account invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the separate account’s service providers, including Advisors, rely, and could otherwise disrupt the ability of employees of the separate account’s service providers to perform essential tasks on behalf of the separate account.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the separate account and issuers in which they invest. For example, if a bank in which the separate account or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the separate account or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the separate account invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the separate account and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the separate account and issuers in which they invest.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. During periods when interest rates are low (or negative), the separate account’s yield (or total return) may also be low

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and fall below zero. Very low or negative interest rates may magnify interest rate risk. The separate account may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the separate account’s performance to the extent the separate account is exposed to such interest rates and/or volatility.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings. Furthermore, volatile financial markets can expose the separate account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. Advisors will monitor developments and seek to manage the separate account in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and related variants has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the separate account holds, and may adversely affect the separate account’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of infectious illness outbreaks, epidemics or pandemics that may arise in the future could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lowering interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provided approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provided for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the separate account’s investments.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of the separate account, the issuers thereof or TIAA (or their affiliates). Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Legislation or regulation may change the way in which the separate account itself is regulated. Such legislation or regulation may also affect the expenses incurred directly by the separate account and the value of its investments, and could limit or preclude the separate account’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require a fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment

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policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the separate account will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of contractowners’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from contractowner purchase or redemption activity. In addition, the proposed rule would amend the existing liquidity rule framework. The proposal’s impact on the separate account will not be known unless and until any final rulemaking is adopted.

The value of the separate account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the separate account invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect the separate account’s investments. In the event of such a disturbance, issuers of securities held by the separate account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Investors should be aware that current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world significantly heighten the risks identified below compared to normal conditions and therefore subject the separate account’s investments and a contractowner’s investment in the separate account to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Investors should also be aware that geopolitical tensions and armed conflict could also negatively impact markets as well as investments held by the separate account. These issues could lead to, among others, (1) possible imposition of market controls or currency exchange controls; (2) possible seizure, expropriation or nationalization of assets; (3) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country; or (4) economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the separate account from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the separate account's liquidity and performance.

Restricted Securities. The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the separate account's Liquidity Risk Program (as defined below). However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted. The Management Committee has designated Advisors to determine the value and liquidity of restricted securities and other investments held by the separate account.

Illiquid Investments. The separate account has implemented a written liquidity risk management program (the “Liquidity Risk Program”), as required by applicable SEC regulation, reasonably designed to assess and manage the separate account’s liquidity risk. As a result of its designation as Liquidity Risk Program administrator by the Management Committee, Advisors is also responsible for determining the liquidity of investments held by the separate account. The separate account may invest up to 10% of its net assets, measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The separate account may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large contractowners (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for the separate account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests

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could require the separate account to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact the separate account’s performance. The regulations adopted by the SEC may limit the separate account’s ability to invest in illiquid investments, which may adversely affect the separate account’s performance and ability to achieve its investment objective.

Inflation/Deflation Risk. The separate account’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the separate account’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the separate account’s investments may not keep pace with inflation, which would generally adversely affect the real value of separate account contractowners’ investment in the separate account. This risk is generally greater for fixed-income instruments with longer durations.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the separate account’s assets.

Preferred Stock. The separate account can invest in preferred stock consistent with its investment objective. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt instruments of the issuer in those same respects. Unlike interest payments on debt instruments, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and contractowners may suffer a loss of value if dividends are not paid. Preferred contractowners generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Small and Medium Capitalization Companies. The separate account may invest in common stocks of issuers with small or medium market capitalizations. An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Options and Futures. The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. Advisors intends to use options and futures strategies in seeking to meet the separate account’s investment objective, including for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with the separate account’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the separate account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

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A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

Selling a put or call option may require the payment of initial and variation margin and adverse market movements against the underlying security or instrument may require the seller to make additional margin payments. The separate account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet margin and settlement payment requirements in connection with the sale of put or call options.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

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Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the

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futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the separate account to some additional risk that the transaction will not be consummated.

When the separate account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that will require the separate account to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the separate account’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the separate account and impose added operational complexity. The separate account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements. The separate account will not purchase securities on a “when-issued” basis if, as a result, more than 15% of its net assets would be so invested. The separate account must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives and Other Similar Instruments” below.

Other investment policies

Securities Lending. Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities. The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. Any borrower of the separate account’s portfolio securities must maintain acceptable collateral, marked to market daily, with the separate account’s custodian (or a sub-custodian or a special “tri-party” custodian). In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, the separate account could suffer a loss if the loan terminates and the separate account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the separate account. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, the separate account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the separate account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the separate account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by the separate account for securities loaned out by the separate account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction. Each Agent is authorized to engage a third-party bank as a special “tri-

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party” custodian for securities lending activities and enter into a separate custodian undertaking with each applicable borrower under the separate account’s securities lending program.

During the fiscal year ended December 31, 2022, the Agent for the separate account provided various services to the separate account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the separate account at loan termination.

For the fiscal year ended December 31, 2022, the table below reflects the dollar amounts of income received and the compensation paid to the Agent, including any share of revenue generated by the securities lending program paid to the Agent (“revenue split”), related to the securities lending activities of the separate account:

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Index Account	$217,178	$13,441	$1,438		$—	$—	$47,728	$—	$62,607	$154,571

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the separate account or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the separate account may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the separate account’s credit and counterparty risks.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account. In such event, the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. The separate account may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or

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financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the separate account would be limited to the agreement’s contractual remedies. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis. The separate account must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives and Other Similar Instruments” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of the separate account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the separate account to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the separate account and its counterparties posting higher amounts for uncleared swaps.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the separate account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The separate account may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account, to manage their cash flow more efficiently and to seek to increase total return.

Derivatives and Other Similar Instruments. Under Rule 18f-4, which regulates a registered investment company’s use of derivatives and certain other investments, a registered investment company’s derivatives exposure is limited through a value-at-risk test and the rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the separate account is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the separate account intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The separate account may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the separate account treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f4 could limit the separate account’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the separate account.

The separate account may also use futures contracts, options on futures contracts and swaps as hedging techniques to manage its cash flow more effectively and to seek to increase total return. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit Advisors to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to the separate account. Advisors has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator with regard to the separate account. If the exclusion becomes unavailable, the separate account may incur additional expenses.

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Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

Investment Companies. Subject to certain exceptions and limitations, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When the separate account serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, the separate account’s ability to invest in other investment companies and private funds will generally be limited to 10% of the separate account’s assets. Additionally, the separate account may invest in other investment companies, such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. The separate account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Note that if the separate account serves as an underlying fund investment for an affiliated fund of funds pursuant to Section 12(d)(1)(G) of the 1940 Act, it will adopt a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, the separate account may invest in other investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchase of ETF shares generally is subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.” As with other investment companies, when the separate account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, the separate account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

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Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

Other investment techniques and opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

Special Risks Related to Cybersecurity. With the increased use of technologies such as the Internet to conduct business, the separate account and its service providers (including, but not limited to, the separate account’s custodian, transfer agent and financial intermediaries) are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the separate account’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on the separate account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the separate account’s systems.

Cybersecurity failures by Advisors, other service providers, or the issuers of the portfolio securities in which the separate account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the separate account’s ability to calculate its AUV, barriers to trading, contractowners’ inability to transact business with the separate account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The separate account may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. The separate account and its contractowners could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that the separate account, Advisors or the separate account’s service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, the separate account cannot directly control the cybersecurity plans or systems implemented by its service providers or issuers in which it invests.

Portfolio turnover

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. For the year ended December 31, 2022, the portfolio turnover rate of the separate account did not change significantly from the portfolio turnover rate in 2021.

Valuation of assets

Rule 2a-5 (“Rule 2a-5”) under the 1940 Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that an account can access on the measurement date, provided that a quotation will not be deemed to be readily available if it is not reliable. Securities for which market quotations are not readily available must be valued at fair value as determined in good faith by the Management Committee. The Management Committee has designated Advisors as the valuation designee pursuant to Rule 2a-5 to perform fair value determinations for the separate account. Advisors, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the separate account’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-

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party pricing services. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the separate account’s valuation procedures will in fact approximate the price at which the separate account could sell that security at that time. The assets of the separate account are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ Stock Market, Inc. (“NASDAQ”), the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally, 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value by Advisors as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

Debt securities

Generally, debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type), although certain debt securities, such as municipal securities, broadly syndicated loans and collateralized loan obligations, are valued based on the most recent mid price, which is generally the average of the most recent bid and ask prices. These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments, may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value by Advisors as determined in good faith using procedures approved by the Management Committee. The use of a price derived from a pricing matrix is a method of fair value pricing.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

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Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

Disclosure of portfolio holdings

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. The separate account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The separate account and Advisors may disclose separate account portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to separate account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Separate account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the separate account’s Chief Compliance Officer (“CCO”), a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Nuveen Equities and Fixed Income, a Managing Director who is a direct report to a Chief Investment Officer, or above;

• approved by an individual holding the title of Managing Director and Associate General Counsel or above;

• reported to the separate account’s and Advisors’ CCO; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the CCOs’ annual compliance reviews with the Management Committee of the separate account and the board of directors of Advisors, and the Management Committee and the board of directors of Advisors will each receive a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, its portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc.; Sherpa Funds Technology Pte Ltd; and the lenders under the separate account’s credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The separate account’s portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the

16     Statement of Additional Information   ■   TIAA Separate Account VA-1

most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the separate account’s assets. Disclosure may also be made to other affiliates and service providers of the separate account or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the separate account.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or the separate account’s distributor, TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), to provide oral or written information about the separate account, including, but not limited to, how the separate account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to separate account performance including the attribution of the separate account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of the separate account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the separate account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, contractowners in the separate account, persons considering investing in the separate account, or representatives of such contractowners or potential contractowners, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TCIIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the separate account for information about obtaining Portfolio Data. Advisors and/or TCIIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TCIIS believes the release of such Portfolio Data may be harmful to the separate account.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the separate account, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the separate account. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the separate account’s execution of purchase and sale transactions.

TIAA Separate Account VA-1  ■   Statement of Additional Information     17

Management of the separate account

The Management Committee

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee leadership structure and related matters

The Management Committee is composed of eleven managers (the “Managers”), all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent Managers). One of the independent Managers serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other Managers, the separate account’s officers and other management personnel, and counsel to the independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The Principal Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each regularly scheduled meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes (i) standing committees, each composed solely of independent Managers and chaired by an independent Manager, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Managers and chaired by an independent Manager). The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes (i) its committees, (ii) having an independent Manager in the position of Chairman of the Management Committee and of each committee, and (iii) having independent counsel to the independent Managers, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the Managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of Managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within CREF, the 68 funds within TCF and the 11 Funds within TCLF. All of the persons that serve on the Management Committee also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the Managers is qualified to serve as a Manager of the separate account based on a review of the experience, qualifications, attributes or skills of each Manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contractowner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each Manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Manager of the separate account and as trustee of other funds in the TIAA-CREF Fund Complex. The Management Committee seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Management Committee to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Manager relevant to the Management Committee’s belief that the Manager should serve in this capacity is provided in the “Disinterested Managers” table included herein. The table includes, for each Manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the

18     Statement of Additional Information   ■   TIAA Separate Account VA-1

TIAA-CREF Fund Complex overseen by each Manager and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, derivatives risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cybersecurity risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment adviser and administrator for the SIA as well as the administrator of the separate account's Liquidity Risk Program, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee, with advice of counsel to the independent Managers, also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates, and the separate account’s CCO regularly report to the Management Committee and/or one or more of the Management Committee’s committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of the separate account’s investment management agreement with Advisors. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Management Committee with a written report that addresses the operation, adequacy and effectiveness of the separate account's Liquidity Risk Program. The Management Committee provides oversight of SIA’s use of derivatives in accordance with Rule 18f-4 under the 1940 Act. With respect to SIA, which is classified as a limited derivatives user fund (as defined in Rule 18f-4), the Management Committee oversees SIA’s derivatives risks through, among other things, receiving written reports by the Derivatives Risk Manager (as defined in Rule 18f-4) regarding SIA’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Management Committee has implemented written policies and procedures reasonably designed to manage SIA’s derivatives risks.

Officers of the separate account and officers of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the separate account’s internal controls over financial reporting and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and certain other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding certain other service providers to the separate account, either directly or through the separate account’s officers, Advisors personnel or other management personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the SIA’s portfolio companies and other portfolio management aspects of the SIA.

The Nominating and Governance Committee routinely monitors various aspects of the Management Committee’s structure and oversight activities, including reviewing matters such as the workload of the Management Committee, the balance of responsibilities delegated among the committees and the relevant skill sets of Management Committee members. On an annual basis, the Nominating and Governance Committee and the Management Committee review the independent status of each Manager under the 1940 Act and the independent status of counsel to the independent Managers.

TIAA Separate Account VA-1  ■   Statement of Additional Information     19

Disinterested Managers

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2006.	Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Manager	Indefinite term. Manager since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Mr. Boateng has particular experience in investments, pensions, and public finance.	88

Board Member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Joseph A. Carrier c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Manager	Indefinite term. Manager since 2023.	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020-2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008-2020). Mr. Carrier has particular experience in investment management, risk management, and finance.	88	Director, Franklin Templeton Irish Funds; Board Member, Cal Ripken, Sr. Foundation; Advisory Board Member, Loyola University Maryland, Sellinger School of Business and Management.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Manager	Indefinite term. Manager since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

20     Statement of Additional Information   ■   TIAA Separate Account VA-1

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2005.	Special Adviser, White House Council of Economic Advisers (since 2023). James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	88	Director, Build Commonwealth (non-profit organization).

Nicole Thorne Jenkins c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Manager	Indefinite term. Manager since 2023.	John A. Griffin Dean of the McIntire School of Commerce at the University of Virginia (2020-present). Vice Dean (2016-2020), Von Allmen Chaired Professor of Accountancy (2017-2020), Associate Professor and EY Research Fellow (2012-2017), Gatton College of Business and Economics at the University of Kentucky. Dean Jenkins has particular experience in higher education, accounting, finance, and social impact. She is licensed as a certified public accountant in the State of Maryland.	88	Trustee and Chair of the Audit and Finance Committee, Strada Education Network.

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Management Committee and Manager	Indefinite term. Manager since 2011. Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards. He is designated as an audit committee financial expert.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director, ParentSquare.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1961	Manager	Indefinite term. Manager since 2022.	Independent Consultant/Advisor (2021–Present). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd. Mr. Starr has particular experience in finance, investment management of mutual funds, exchange-traded funds and other alternative investments, corporate strategy and development and regulatory change management.	88	None

TIAA Separate Account VA-1  ■   Statement of Additional Information     21

Officers

The table below includes certain information about the officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Claire Borelli TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2023.

Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the

TIAA-CREF Fund Complex. Formerly, Senior Vice President, Chief Diversity & Talent Officer, TIAA. Prior to joining TIAA, Ms. Borelli served as Chief Human Resources Officer for the Consumer Bank and Wealth Management sectors of JPMorgan Chase & Co.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.

Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a partner at Davis Polk & Wardwell LLP.

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2022.

Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.

Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

Micky Onvural TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1974	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President, Chief Marketing and Communications Officer of TIAA. Executive Vice President of CREF and TIAA Separate Account VA-1. Prior to joining TIAA, Ms. Onvural served as Chief Executive Officer for Bonobos.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Senior Managing Director, Head of Finance for Equities and Fixed Income, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Senior Managing Director, Head, Public Investment Finance, Nuveen, and Managing Director, Head, TC Fund Administration, Nuveen.

22     Statement of Additional Information   ■   TIAA Separate Account VA-1

Equity ownership of Managers

The following chart includes information relating to equity securities that are beneficially owned by Managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2022. At that time, the separate account’s family of investment companies included the separate account, TCLF, CREF and TCF, each a registered investment company.

Name	Dollar range of equity securities in the registrant[1]	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]

Forrest Berkley	None	Over $100,000

Joseph A. Boateng	None	Over $100,000
1

Joseph A. Carrier	None	None

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	None	Over $100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	None	Over $100,000

Nicole Thorne Jenkins	None	None

Thomas J. Kenny	None	Over $100,000

James M. Poterba	None	Over $100,000

Loren M. Starr	None	$10,001–50,000

1 Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

Manager and officer compensation

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer Manager during the fiscal year ended December 31, 2022. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$1,022	$285	$430,000
	Joseph A. Boateng	1,063	285	425,000
	Joseph A. Carrier[6]	—	—	—
	Janice C. Eberly[3]	1,021	285	430,000
	Nancy A. Eckl	1,151	284	495,000
	Michael A. Forrester[3]	1,125	284	450,000
	Howell E. Jackson[3]	1,012	284	472,500
	Nicole Thorne Jenkins[6]	—	—	—
	Thomas J. Kenny	1,408	284	563,750
	James M. Poterba[3]	1,151	284	480,000
	Maceo K. Sloan[4]	732	194	307,491
	Laura T Starks[3,4]	13	4	5,487
	Loren M. Starr[5]	274	76	98,750

[1]

Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation.

[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Managers described below. For the fiscal year ended December 31, 2022, Mr. Berkley elected to defer $319,999, Prof. Eberly elected to defer $319,999, Mr. Forrester elected to defer $340,000, Prof. Jackson elected to defer $36,250, Prof. Poterba elected to defer $369,999 and Prof. Starks elected to defer $3,959 of total compensation from the TIAA-CREF Fund Complex.

[4]	Effective January 6, 2022, Prof. Starks no longer serves as a Manager. Effective September 13, 2022, Mr. Sloan no longer serves as a Manager.
[5]	Effective October 1, 2022, Mr. Starr was elected to serve as a Manager.
[6]	Effective January 1, 2023, Mr. Carrier and Dean Jenkins were elected to serve as Managers; Mr. Carrier and Dean Jenkins received no compensation for the fiscal year ended December 31, 2022.

Compensation is paid to the Managers based on each Manager’s service as a member of the Management Committee of VA1 and as a member of the Boards of Trustees of TCLF, CREF and TCF, and Manager compensation expenses are allocated among each of the single portfolio of VA-1, the Accounts of CREF and the Funds of TCLF and TCF, as applicable. Effective January 1, 2023, Manager compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the Nominating and Governance

TIAA Separate Account VA-1  ■   Statement of Additional Information     23

Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Management Committee chair fee of $136,000; and an annual committee retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2022 through December 31, 2022, Manager compensation was based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Management Committee chair fee of $120,000; and an annual committee membership retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Managers may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Management Committee. These working groups and ad hoc committees of the Management Committee are temporary in nature; compensation associated with membership in such groups and committees is not expected to be long-term or ongoing. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. As currently structured, after the Manager leaves this Management Committee, benefits related to service on this Management Committee will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF, and TCF, effective as of the last day of said Manager’s memberships on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

Every year the Management Committee appoints certain standing and non-standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1) An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2022, the Audit and Compliance Committee held four meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Forrester, Dean Jenkins, Mr. Kenny and Mr. Starr. Mr. Kenny has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investment performance, process, strategies and policies and the voting of proxies of the portfolio companies of the separate account. During the fiscal year ended December 31, 2022, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Boateng (chair), Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Dean Jenkins, Mr. Kenny, Prof. Poterba and Mr. Starr.

(3) An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers for matters that arise between Management Committee meetings. During the fiscal year ended

24     Statement of Additional Information   ■   TIAA Separate Account VA-1

December 31, 2022, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(4) A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters of the separate account, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing the qualification and independence of Managers, conducting evaluations of the Managers and of the Management Committee and its committees and reviewing proposed changes to the separate account’s governing documents. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Mr. Kenny and Prof. Poterba.

(5) An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for certain operational matters of the separate account, including oversight of contracts with various third-party service providers, valuation, and certain other finance matters. During the fiscal year ended December 31, 2022, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Carrier and Prof. Jackson.

(6) A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Managers, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TIAA-CREF Investment Management, LLC (“Investment Management”) or Advisors due to extraordinary circumstances. During the fiscal year ended December 31, 2022, the Special Valuation Committee held no meetings. At least three members of the Management Committee shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Manager.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of contractowners.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting proxies of the portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third-party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, Advisors may seek guidance from the Management Committee or a designated committee thereof.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Management Committee or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the separate account’s proxy voting (e.g., Advisors’ proxy voting professionals, a Manager, or a senior executive of the separate account, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, a Manager, or a senior executive of the separate account, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

TIAA Separate Account VA-1  ■   Statement of Additional Information     25

Investment advisory and related services

Investment advisory services

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2022, 2021, and 2020, the separate account paid investment advisory fees of $1,752,169, $1,996,138 and $1,583,586 respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2022, 2021, and 2020 were $3,504,319, $3,992,276 and $3,167,172 respectively.

Personal trading policy

The separate account and TCIIS have adopted Codes of Ethics (“codes”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the separate account and TCIIS, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the separate account, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by Compliance. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the separate account’s portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Information Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle; and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the fund(s) or account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management, LLC (“Nuveen Asset Management”). The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the separate account’s Prospectus for more information regarding its benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Information Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total

26     Statement of Additional Information   ■   TIAA Separate Account VA-1

compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2022.

		Number of other accounts managed			Total assets in other accounts managed (millions)
	Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account	*
	Stock Index Account
	Philip James (Jim) Campagna	27	0	7	$134,839	$0	$1,445	$0
	Lei Liao	27	0	7	$134,839	$0	$1,445	$0
	Darren Tran	17	0	7	$130,336	$0	$1,445	$0

*	Includes notional amounts awarded in connection with long-term compensation awards described above.

Potential conflicts of interest of Advisors and portfolio managers

Certain portfolio managers of the separate account also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting separate account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the separate account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the separate account. For example, in certain circumstances where the separate account invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the separate account and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the separate account or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the separate account or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the separate account may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers, for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such security could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where the separate account or Accounts are invested in different parts of an issuer’s capital structure. For example, the separate account (or an Account) could acquire debt obligations of a company while an Account (or the separate account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding separate account (or Account) and the equity-holding Account (or the separate account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, the debt-holding separate account (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or the separate account) might prefer a reorganization of the issuer that would have the potential to

TIAA Separate Account VA-1  ■   Statement of Additional Information     27

retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the separate account (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the separate account, which may adversely affect the separate account’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the separate account and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and the separate account, Advisors may be perceived as causing the separate account or Account to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating the separate account and each Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure the separate account and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or the separate account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or the separate account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or separate account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or separate account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or the separate account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the separate account’s portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for some or all of Advisors’ other clients. Such research services may not always be utilized in connection with other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of certain other clients, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars. Trades on behalf of clients that follow an index strategy, like the separate account, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other

28     Statement of Additional Information   ■   TIAA Separate Account VA-1

clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

Administrative services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the prior three fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, administrative expenses incurred were $2,336,200, $2,661,517 and $2,111,448 respectively.

Advisors

The main offices of both TIAA and Advisors are located at 730 Third Avenue, New York, NY 10017-3206.

TIAA holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors. TIAA also holds all the shares of TCIIS, the separate account’s distributor. All of the foregoing are affiliates of the separate account and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Custodian and fund accounting agent

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account and also acts as the separate account’s securities lending agent.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 214 N Tryon Street, Suite 4200, Charlotte, NC 28202, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December 31, 2022.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for equity transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for other accounts that it may be managing, or that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

TIAA Separate Account VA-1  ■   Statement of Additional Information     29

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk Management also reviews the creditworthiness of all brokers.

The aggregate amount of brokerage commissions paid by the separate account for the prior fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, was as follows:

Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Index Account	$4,986	$6,690	$8,710

With respect to the decreases in brokerage commissions in 2022 from prior years, the decreases for the separate account (in 2022 from 2021 and 2020) were primarily due to decreased trading resulting from fewer client transactions.

During the fiscal year ended December 31, 2022, the separate account acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of the separate account's aggregate holdings in the securities of those entities, as of December 31, 2022, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Index Account	JPMORGAN CHASE & CO	10,822,406
	BANK OF AMERICA CORP	6,428,559
	WELLS FARGO & CO	4,332,766
	SCHWAB (CHARLES) CORP	3,493,257
	GOLDMAN SACHS GROUP INC	3,153,259
	MORGAN STANLEY	2,947,728
	CITIGROUP INC	2,455,401
	STATE STREET CORP	773,528
	FIFTH THIRD BANCORP	622,078
	RAYMOND JAMES FINANCIAL INC	545,683
	JEFFERIES FINANCIAL GROUP INC	220,969
	STIFEL FINANCIAL CORP	172,892
	LAZARD LTD-CL A	85,392
	PIPER SANDLER COS	71,995
	COWEN INC	34,990
	OPPENHEIMER HOLDINGS-CL A	18,964

Directed brokerage

In accordance with the 1940 Act, the separate account has adopted a policy prohibiting the separate account from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

Periodic reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1) premiums paid during the quarter;

(2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3) cash withdrawals from the separate account during the quarter; and

(4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

30     Statement of Additional Information   ■   TIAA Separate Account VA-1

General matters

Assignment of contracts

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

Payment to an estate, guardian, trustee, etc.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the NYDFS, as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYDFS. The separate account’s books and assets are subject to review and examination by the NYDFS and its agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

Experts

Separate account financial statements

The financial statements of TIAA Separate Account VA-1 as of December 31, 2022 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Additional information

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

TIAA Separate Account VA-1  ■   Statement of Additional Information     31

Financial statements

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s Annual Report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

32     Statement of Additional Information   ■   TIAA Separate Account VA-1

TIAA Separate Account VA-1 ∎ Statement of Additional Information	33

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

34	Statement of Additional Information ∎ TIAA Separate Account VA-1

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 9, 2023

TIAA Separate Account VA-1 ∎ Statement of Additional Information	35

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2022	2021

ADMITTED ASSETS

Bonds	$202,240	$197,717

Preferred stocks	406	345

Common stocks	7,511	9,665

Mortgage loans	37,660	36,793

Real estate	3,871	3,699

Cash, cash equivalents and short-term investments	1,204	628

Contract loans	731	1,095

Derivatives	1,920	1,070

Securities lending collateral assets	1,328	2,247

Other invested assets	37,011	34,262

Total cash and invested assets	293,882	287,521

Investment income due and accrued	1,923	1,774

Net deferred federal income tax asset	1,299	1,680

Other assets	1,071	1,202

Separate account assets	50,382	51,255

Total admitted assets	$348,557	$343,432

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$235,620	$227,699

Dividends due to policyholders	2,269	2,005

Interest maintenance reserve	3,444	3,898

Borrowed money	100	75

Asset valuation reserve	6,569	8,345

Derivatives	327	221

Payable for collateral for securities loaned	1,328	2,247

Other liabilities	5,931	4,817

Separate account liabilities	50,247	51,152

Total liabilities	305,835	300,459

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	6,291	6,290

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	36,428	36,680

Total capital and contingency reserves	42,722	42,973

Total liabilities, capital and contingency reserves	$348,557	$343,432

36	Statement of Additional Information ∎ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2022	2021	2020

REVENUES

Insurance and annuity premiums and other considerations	$16,636	$14,730	$18,449

Annuity dividend additions	2,099	945	1,606

Net investment income	13,004	13,542	12,159

Other revenue	369	372	447

Total revenues	$32,108	$29,589	$32,661

BENEFITS AND EXPENSES

Policy and contract benefits	$21,990	$20,365	$20,818

Dividends to policyholders	4,141	2,758	3,262

Increase in policy and contract reserves	2,969	300	7,609

Net operating expenses	1,289	1,406	2,343

Net transfers to (from) separate accounts	(407)	802	(2,713)

Total benefits and expenses	$29,982	$25,631	$31,319

Income before federal income taxes and net realized capital gains (losses)	$2,126	$3,958	$1,342

Federal income tax expense (benefit)	(80)	(266)	(12)

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,614)	(352)	(750)

Net income (loss)	$(408)	$3,872	$604

TIAA Separate Account VA-1 ∎ Statement of Additional Information	37

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2019	$3	$5,041	$33,828	$38,872

Net income (loss)	—	—	604	604

Change in net unrealized capital gains on investments, net of $0 in taxes	—	—	(678)	(678)

Change in asset valuation reserve	—	—	463	463

Change in net deferred income tax	—	—	(200)	(200)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(51)	(51)

Other assets	—	—	(250)	(250)

Issuance of surplus notes	—	1,249	—	1,249

Balance, December 31, 2020	$3	$6,290	$33,708	$40,001

Net income (loss)	—	—	3,872	3,872

Change in net unrealized capital gains (losses) on investments, net of $361 in taxes	—	—	1,645	1,645

Change in asset valuation reserve	—	—	(2,485)	(2,485)

Change in net deferred income tax	—	—	(1,088)	(1,088)

Change in post-retirement benefit liability	—	—	(1)	(1)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	974	974

Other assets	—	—	55	55

Balance, December 31, 2021	$3	$6,290	$36,680	$42,973

Net income (loss)	—	—	(408)	(408)

Change in net unrealized capital gains (losses) on investments, net of $67 in taxes	—	—	(612)	(612)

Change in asset valuation reserve	—	—	1,776	1,776

Change in net deferred income tax	—	—	271	271

Change in post-retirement benefit liability	—	—	10	10

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(857)	(857)

Other assets	—	—	(432)	(432)

Change in surplus notes	—	1	—	1

Balance, December 31, 2022	$3	$6,291	$36,428	$42,722

38	Statement of Additional Information ∎ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2022	2021	2020

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$16,640	$14,732	$18,453

Net investment income	12,333	12,884	11,433

Miscellaneous income	338	355	425

Total receipts	29,311	27,971	30,311

Policy and contract benefits	21,864	20,366	20,469

Operating expenses	1,265	1,646	2,078

Dividends paid to policyholders	1,779	1,635	1,725

Federal income taxes paid (received)	(134)	(232)	(25)

Net transfers to (from) separate accounts	(394)	807	(2,723)

Total disbursements	24,380	24,222	21,524

Net cash from operations	4,931	3,749	8,787

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	29,726	33,590	26,297

Stocks	9,245	6,586	6,441

Mortgage loans and real estate	2,824	3,605	2,349

Other invested assets	4,378	3,562	2,499

Miscellaneous proceeds	2,766	1,725	344

Cost of investments acquired:

Bonds	35,065	33,943	32,779

Stocks	9,738	8,603	6,413

Mortgage loans and real estate	4,365	5,778	4,017

Other invested assets	6,657	5,864	3,541

Miscellaneous applications	879	2,345	1,196

Net cash used in investments	(7,765)	(7,465)	(10,016)

CASH FROM FINANCING AND OTHER

Proceeds from issuance of surplus notes	—	—	1,249

Borrowed money	25	75	—

Net deposits on deposit-type contracts funds	4,829	66	1,620

Other cash provided (applied)	(1,444)	1,742	(81)

Net cash from financing and other	3,410	1,883	2,788

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	576	(1,833)	1,559

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	628	2,461	902

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,204	$628	$2,461

TIAA Separate Account VA-1 ∎ Statement of Additional Information	39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

Under Regulation No. 172 (11 NYCRR 83), the Department did not adopt certain NAIC SAP guidance, specifically subparagraph 4.a. of SSAP No. 26R, Bonds, and the third sentence in footnote 1 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to treat certain exchange traded funds (“ETFs”) designated by the Securities Valuation Office (“SVO”), (“SVO-Identified ETFs”), as qualifying for bond accounting treatment. Rather, the Department requires these SVO-identified ETFs to be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, if the ETF meets certain criteria, the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) may be retained under SSAP No. 26R, and the ETF can be treated as a bond for the purpose of a domestic insurer’s risk based capital (“RBC”) report. The total balance of investment grade ETF holdings treated as equities as of December 31, 2022 and 2021, but treated as bonds for AVR, IMR and RBC, are $3,222 million and $3,647 million, respectively. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2022	2021	2020

Net income, New York SAP			$(408)	$3,872	$604

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	(2)	(1)

Net income (loss), NAIC SAP			$(409)	$3,870	$603

Capital and surplus, New York SAP			$42,722	$42,973	$40,001

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	16	18	20

Non-conforming CTL’s reported on schedule D-1	INT 20-10	Bonds	—	—	419

Non-conforming CTL’s reported on schedule BA	INT 20-10	Other invested assets	—	—	(419)

Capital and surplus, NAIC SAP			$42,738	$42,991	$40,021

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

40	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

During 2020, the NAIC adopted certain prescribed accounting practices within Interpretation 2020-10, Reporting Nonconforming Credit Tenant Loans (“CTL”) (“INT 20-10”). Specifically, INT 20-10 provided limited exceptions that extended to October 1, 2021, which allowed nonconforming CTLs to continue to be treated as bonds rather than other invested assets, if they were previously filed with the SVO. During 2021, the NAIC amended the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) to define that CTLs are specific to mortgage loans in scope of SSAP No. 37, Mortgage Loans, and clarify that security structures shall be assessed for accounting and reporting guidance in accordance with SSAP No. 26R, Bonds, and SSAP No. 43R, Loan Backed and Structured Securities, thus the reporting exceptions in INT 20-10 were no longer required.

The Company’s RBC as of December 31, 2022 and 2021 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such other-than-temporary impairments are recorded to the Interest Maintenance Reserve (“IMR”);

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

TIAA Separate Account VA-1 ∎ Statement of Additional Information	41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The Russian invasion of Ukraine has created significant uncertainty in the global financial markets and economies. The duration and extent of this uncertainty and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future

42	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. Investment grade bond ETFs are accounted for as common stocks and are stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in “Other invested assets.” The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held real

TIAA Separate Account VA-1 ∎ Statement of Additional Information	43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Invested Assets: Other invested assets primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the respective entity’s most recent available audited US GAAP or International Financial Reporting Standards financial statements.

Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if an OTTI has occurred. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company monitors the unrealized loss position for replication credit default swaps. If it is determined that a decline in fair value is other than temporary, the cost basis will be written down to fair value and the amount of the write down is accounted for as a realized loss.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

44	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2022	2021	Change

Net deferred federal income tax asset	$2,781	$1,924	$857

Furniture and electronic data processing equipment	495	431	64

Invested assets	613	263	350

Prepaid expenses	168	142	26

Other	38	46	(8)

Total	$4,095	$2,806	$1,289

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2022	2021

EDP equipment and computer software	$2,052	$2,029

Furniture and equipment and leasehold improvements	$148	$147

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus

TIAA Separate Account VA-1 ∎ Statement of Additional Information	45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

additional reserves (if any) necessitated by actuarial regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the general account and separate account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2022	2021	2020

Exchange/transfer/conversion/distribution of invested assets	$3,678	$2,137	$3,952

Annuity dividend additions	$2,099	$945	$1,606

Capitalized interest	$302	$398	$416

Interest credited on deposit-type contracts	$113	$30	$30

Application of new accounting pronouncements:

In May 2021, the NAIC adopted revisions to Interpretation 20-01 to adopt ASU 2021-01, Reference Rate Reform. This adoption allows an optional transitional expedient to continue existing hedging relationships when modifications are made due to reference rate reform. This guidance expired on December 31, 2022. The Company adopted the guidance and there was no material impact to its statutory-basis financial statements.

In November 2021, the NAIC adopted revisions to SSAP No. 43R, Loan Backed and Structured Securities. The revisions clarify that effective December 31, 2022, residual tranches or interest shall be reported as other invested assets. The Company adopted this guidance and the guidance did not have a material impact to its statutory-basis financial statements.

46	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

In May 2022, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan Backed and Structured Securities. These revisions are intended to clarify the definition of control and create new financial statement reporting requirements for investment transactions with related parties within the investment reporting schedules within the Annual Reporting schedules. Changes to the schedules require reporting entities to identify if an investment involves a related party and, if so, the nature of the role of such related party in the investment. The Company adopted this guidance and the guidance did not have a material impact to its statutory-basis financial statements.

In August 2022, the NAIC adopted revisions to SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies. The revisions clarify that the audit of an entity utilizing the U.S. tax basis equity valuation exception shall occur at the investee level where the investee has a minor ownership interest (less than 10%) or lacks control as defined by the SSAP, and where audited U.S. GAAP basis financial statements are not available. The Company adopted this guidance and the guidance did not have a material impact to its statutory-basis financial statements.

In December 2022, the NAIC adopted certain accounting practices within Interpretation 2022-02, Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act (the “Act”)—Corporate Alternative Minimum Tax (“CAMT”) (“INT 22-02”). The Act imposes a CAMT to the excess of 15% of a corporation’s adjusted financial statement income over its corporate alternative minimum tax foreign tax credit. The tax is effective for tax years beginning after 2022. INT 22-02 addresses the third quarter 2022 through first quarter 2023 transition accounting and reporting aspects of the new CAMT. Because of the timing of the adoption of the Act and the considerable number of unknown variables, a reasonable estimate for the calculations impacted by the CAMT is not determinable for 2022 year-end financial statements. INT 22-02 specifies that reporting entities shall not recognize impacts related to CAMT for 2022 year-end financial statements or as a subsequent event for any estimated CAMT, but shall make certain disclosures to discuss the Act’s applicability. See Note 9 for the disclosure.See Note 16 for the disclosure.

In December 2022, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. The revisions identify foreign open-end investment funds as a fund in which ownership percentage is not deemed to reflect control unless the entity actually controls with the power to direct the underlying company. The Company adopted this guidance and the guidance did not have a material impact to its statutory-basis financial statements.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions).

	2022
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$17,563	$84	$(1,884)	$15,763

All other governments	4,092	57	(409)	3,740

States, territories and possessions	750	8	(21)	737

Political subdivisions of states, territories, and possessions	1,104	2	(137)	969

Special revenue and special assessment, non-guaranteed agencies and government	20,733	73	(2,442)	18,364

Credit tenant loans	496	2	(69)	429

Industrial and miscellaneous	145,976	791	(17,974)	128,793

Hybrids	523	26	(41)	508

Parent, subsidiaries and affiliates	—	—	—	—

Bank loans	11,003	45	(279)	10,769

Total	$202,240	$1,088	$(23,256)	$180,072

TIAA Separate Account VA-1 ∎ Statement of Additional Information	47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2021
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$20,035	$3,320	$(153)	$23,202

All other governments	4,418	428	(58)	4,788

States, territories and possessions	736	132	—	868

Political subdivisions of states, territories, and possessions	930	86	(1)	1,015

Special revenue and special assessment, non-guaranteed agencies and government	20,979	1,958	(12)	22,925

Credit tenant loans	10,999	1,353	(19)	12,333

Industrial and miscellaneous	130,766	12,216	(601)	142,381

Hybrids	497	91	(1)	587

Parent, subsidiaries and affiliates	285	—	(3)	282

Bank loans	8,072	57	(31)	8,098

Total	$197,717	$19,641	$(879)	$216,479

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2022

Loan-backed and structured bonds	$42,632	$(4,245)	$38,387	$5,388	$(935)	$4,453

All other bonds	112,477	(13,344)	99,133	19,566	(4,565)	15,002

Total bonds	$155,109	$(17,589)	$137,520	$24,954	$(5,500)	$19,455

Unaffiliated common stocks	3,858	(697)	3,161	891	(156)	735

Preferred stocks	165	(49)	116	18	(18)	—

Total bonds and stocks	$159,132	$(18,335)	$140,797	$25,863	$(5,674)	$20,190

48	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2021

Loan-backed and structured bonds	$4,594	$(97)	$4,497	$1,087	$(100)	$987

All other bonds	17,138	(438)	16,700	4,845	(337)	4,508

Total bonds	$21,732	$(535)	$21,197	$5,932	$(437)	$5,495

Unaffiliated common stocks	698	(23)	675	111	(9)	102

Preferred stocks	13	(1)	12	22	(20)	2

Total bonds and stocks	$22,443	$(559)	$21,884	$6,065	$(466)	$5,599

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. During 2022, the rise in interest rates drove declines in the estimated fair values for bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2022		December 31, 2021
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$4,423	$4,437	$4,521	$4,561

Due after one year through five years	32,794	31,604	29,463	30,955

Due after five years through ten years	38,371	34,703	33,316	35,479

Due after ten years	87,532	73,622	77,232	88,305

Subtotal	163,120	144,366	144,532	159,300

Residential mortgage-backed securities	13,979	13,106	20,698	22,646

Commercial mortgage-backed securities	9,653	8,741	10,019	10,348

Asset-backed securities	15,488	13,859	22,468	24,185

Subtotal	39,120	35,706	53,185	57,179

Total	$202,240	$180,072	$197,717	$216,479

TIAA Separate Account VA-1 ∎ Statement of Additional Information	49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2022	2021

Other	12.5%	9.6%

Revenue and special obligations	12.0%	9.5%

Public utilities	10.6%	10.5%

Finance and financial services	10.6%	10.4%

Manufacturing	10.0%	9.8%

Services	8.4%	7.1%

Asset-backed securities	7.7%	11.4%

Residential mortgage-backed securities	6.9%	10.5%

U.S. governments	6.0%	5.0%

Commercial mortgage-backed securities	4.8%	5.1%

Real estate investment trusts	4.3%	4.4%

Communications	2.3%	2.1%

Oil and gas	2.2%	2.4%

All other governments	1.7%	2.2%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2022		2021

NAIC 1 and 2	$182,180	90.1%	$179,733	90.9%

NAIC 3 through 6	20,060	9.9	17,984	9.1

Total	$202,240	100.0%	$197,717	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2022 and 2021, the Company recognized OTTI on loan-backed and structured securities of $26 million and $14 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2022	2021

Carrying amount of bonds and stocks denominated in foreign currency	$5,317	$5,216

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$892	$498

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2022	2021

Commercial loans	$35,071	$34,281

Mezzanine loans	2,145	1,967

Residential loans	444	545

Total	$37,660	$36,793

The maximum and minimum lending rates for mortgage loans originated or purchased during 2022 and 2021 are as follows:

	2022		2021
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	8.09%	2.39%	6.05%	1.40%

Mezzanine loans	10.32%	4.00%	4.70%	2.40%

50	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2022 and 2021 are as follows:

	Maximum LTV
Loan Type	2022	2021

Commercial loans	90.8%	71.5%

Mezzanine loans	85.0%	74.6%

There were no residential mortgage loans originated or purchased during 2022 and 2021.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2022 and 2021 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit Quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2022	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$4,744	$27,224	$31,968	85.5%

Less than 1.20x	2,616	2,543	5,159	13.8%

Construction	—	264	264	0.7%

Total	$7,360	$30,031	$37,391	100.0%

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2021	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$7,669	$24,283	$31,952	87.8%

Less than 1.20x	3,037	1,291	4,328	11.9%

Construction	—	127	127	0.3%

Total	$10,706	$25,701	$36,407	100.0%

TIAA Separate Account VA-1 ∎ Statement of Additional Information	51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
2022	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$—	$439	$—	$35,233	$2,043	$37,715

30-59 days past due	$—	$—	$—	$—	$—	$—	$—

60-89 days past due	$—	$—	$2	$—	$—	$—	$2

90-179 days past due	$—	$—	$—	$—	$—	$115	$115

180+ days past due	$—	$—	$4	$—	$—	$—	$4

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$5,079	$2,158	$7,237

		Residential		Commercial
2021	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$—	$545	$—	$34,430	$1,976	$36,951

30-59 days past due	$—	$—	$3	$—	$—	$—	$3

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$—	$—	$—	$—	$—

180+ days past due	$—	$—	$—	$—	$—	$—	$—

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$5,200	$1,976	$7,176

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2022	2021
	% of Total	% of Total

Office buildings	27.0%	27.5%

Apartments	25.0	24.7

Shopping centers	18.1	20.5

Industrial buildings	17.4	15.3

Other - commercial	10.7	10.5

Residential	1.8	1.5

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2022		2021
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	22.2%	39.4%	20.8%	38.0%

South Atlantic	17.3	15.6	19.2	16.9

Middle Atlantic	17.3	20.0	16.3	18.7

South Central	10.7	8.8	11.3	9.5

North Central	8.8	3.6	8.2	3.3

New England	8.2	6.1	7.5	6.4

Other	15.5	6.5	16.7	7.2

Total	100.0%	100.0%	100.0%	100.0%

52	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2022	2021
	Carrying Value	Carrying Value

Due in one year or less	$2,882	$2,169

Due after one year through five years	16,452	13,668

Due after five years through ten years	14,675	16,797

Due after ten years	3,651	4,159

Total	$37,660	$36,793

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2022 or 2021.

Note 5—real estate

At December 31, 2022 and 2021, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $691 million of third party mortgage encumbrances as of December 31, 2022, and $709 million for December 31, 2021.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2022	2021
	% of Total	% of Total

Industrial buildings	42.3%	45.4%

Apartments	26.0	23.8

Office buildings	24.2	23.7

Retail	2.8	2.9

Mixed-use projects	2.0	2.1

Land under development	1.5	0.9

Income-producing land	1.2	1.2

Total	100.0%	100.0%

TIAA Separate Account VA-1 ∎ Statement of Additional Information	53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Directly Owned Real Estate by Geographic Region:
	2022	2021
	% of Total	% of Total

South Atlantic	29.1%	28.7%

Pacific	27.2	29.8

South Central	14.2	13.9

Mountain	13.7	11.0

Middle Atlantic	9.3	9.8

North Central	6.5	6.8

Total	100.0%	100.0%

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as common stock or other invested assets. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2022	2021

Net carrying value of the SCA entities

Reported as common stock	$2,924	$5,137

Reported as other invested assets	24,550	22,920

Total net carrying value	$27,474	$28,057

Of the $24,550 million and $22,920 million of SCA entities reported as other invested assets as of December 31, 2022 and 2021, $5,004 million and $5,193 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

On November 2, 2022, TIAA entered into an agreement to sell a majority of its common stock ownership of TIAA FSB Holdings, Inc. (“FSB”) to various third-party investors. FSB is a federally chartered savings and loan holding company. TIAA will retain a non-controlling stake and an ongoing business relationship in FSB after the sale is complete. Under the agreement, nearly all of FSB’s current assets and business lines will be acquired by the new ownership, with the exception of TIAA Trust. As a condition of sale, TIAA has agreed to purchase certain residential mortgage loans from FSB. The sale transaction is expected to close in the second half of 2023, subject to regulatory approval.

The sale is expected to generate a loss to the Company; accordingly, the Company recorded an impairment loss of $1.3 billion for the year ended December 31, 2022, attributable to the remeasurement of the Company’s investment in FSB from carrying value to fair value. The impairment loss and a release of accumulated unrealized capital gains was offset by a reduction of the asset valuation reserve associated with the Company’s investment in FSB, which is recorded in the change in asset valuation reserve on the Statements of Changes in Capital and Contingency Reserves for the year ended December 31, 2022. The net reduction to capital and contingency reserves is $0.3 billion.

The fair value of the Company’s investment in FSB was based on the agreed-upon sales price, adjusted to include the fair value of retained businesses discussed above. The actual loss will depend on the timing of executing certain conditions of the agreement and the related market inputs at that time.

As of December 31, 2022 and 2021, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries. The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

	2022
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$2,006	$2,006	$—

	2022
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	6/22/2022	$3,503	Y	N

54	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2021
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$3,503	$3,503	$—

	2021
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	9/16/2021	$3,141	Y	N

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Department prescribed a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020, that the reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with NAIC SAP (in millions):

	2022
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$—	$7	$890	$897

*	Per NAIC SAP (without permitted or prescribed practices)

	2021
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$—	$7	$835	$842

*	Per NAIC SAP (without permitted or prescribed practices)

During 2022 and 2021, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held no bonds of affiliates at December 31, 2022. As of December 31, 2021 the Company held $285 million.

As of December 31, 2022 and 2021, the net amount due to SCA entities was $419 million and $561 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $580 million and $835 million as of December 31, 2022 and 2021, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies. All liabilities, commitments, contingencies, guarantees or obligations of

TIAA Separate Account VA-1 ∎ Statement of Additional Information	55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $9,252 million and $7,754 million as of December 31, 2022 and 2021, respectively. Significant holdings as of December 31, are as follows (in millions):

	2022	2021
Subsidiary	Carrying Value	Carrying Value

TIAA Infrastructure Investments, LLC	$1,033	$595

TIAA Global Ag Holdco LLC	1,001	981

ND Properties LLC	622	—

T-C Europe, LP	556	606

TIAA Super Regional Mall Member Sub LLC	503	534

Occator Agricultural Properties, LLC	428	456

TGA APAC Fund Holdings, LLC	385	292

NGFF Holdco, LLC	306	302

T-C Lux Fund Holdings LLC	285	338

T-C MV Member LLC	255	316

TGA MKP Member LLC	202	202

NGTF Holdco LLC	200	—

TGA European RE Holdings I LLC	188	81

TGA Sparrow Investor LLC	181	83

T-C Waterford Blue Lagoon LLC	181	182

TIAA GTR Holdco LLC	180	170

TIAA-Stonepeak Investments II, LLC	155	139

TIAA-Stonepeak Investments I, LLC	155	150

TGA JL MCF II Investor Member LLC	142	—

730 Transmission, LLC	120	77

TGA SS Self Storage Portfolio Inv Mbr LLC	119	140

L.A. Teak Holdings, LLC	112	69

730 Data Centers, LLC	106	39

TGA Central Square Investor Member LLC	102	57

TEFF Holdco LLC	89	111

730 Power Development, LLC	86	114

TGA FC Investor Member LLC	82	69

T-C SV Member LLC	79	—

TGA EastRidge Investor Member LLC	78	78

TGA PC MCF Investor Member LLC	67	78

Other	1,254	1,495

Total	$9,252	$7,754

Note 7—other invested assets

The components of the Company’s carrying value in Other invested assets are (in millions):

	2022	2021

Affiliated other invested assets	$24,550	$22,920

Unaffiliated other invested assets	11,677	10,835

Receivables for securities, derivative collateral and line of credit	784	507

Total other invested assets	$37,011	$34,262

56	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

As of December 31, 2022 and 2021, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2022	2021

Real estate	$9,168	$8,178

Operating subsidiaries and affiliates	5,272	5,474

Investment subsidiaries	3,550	3,648

Agriculture and timber	4,581	4,177

Energy and infrastructure	1,979	1,443

Total affiliated other invested assets	$24,550	$22,920

Of the $5,272 million and $5,474 million of operating subsidiaries and affiliates as of December 31, 2022 and 2021, $5,004 million and $5,193 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2022 and 2021, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other invested assets for which the carrying value is not expected to be recovered:

	2022	2021	2020

Operating Subsidiaries	$842	$407	$81

All Other	197	217	406

OTTI	$1,039	$624	$487

The following table presents the carrying value for other invested assets denominated in foreign currency for the years ended December 31, (in millions):

	2022	2021

Other invested assets denominated in foreign currency	$868	$808

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2022, is shown below by asset category (in millions):

	2023	In later years	Total Commitments

Bonds	$1,441	$2,006	$3,447

Mortgage loans	858	—	858

Real estate	116	8	124

Other invested assets	3,713	6,602	10,315

Total	$6,128	$8,616	$14,744

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other invested assets, primarily fund investments, there are scheduled capital calls that extend into future years.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2022	2021	2020

Bonds	$8,649	$8,667	$8,772

Stocks	281	231	121

Mortgage loans	1,482	1,429	1,388

Real estate	409	382	333

Derivatives	270	215	204

Other invested assets	2,612	3,274	2,022

Cash, cash equivalents and short-term investments	9	—	3

Total gross investment income	13,712	14,198	12,843

Less investment expenses	(1,240)	(1,070)	(1,064)

Net investment income before amortization of IMR	12,472	13,128	11,779

Plus amortization of IMR	532	414	380

Net investment income	$13,004	$13,542	$12,159

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2022	2021	2020

Bonds	$(347)	$832	$1,382

Stocks	(1,336)	45	46

Mortgage loans	(5)	(6)	—

Real estate	(1)	204	27

Derivatives	459	152	1

Other invested assets	(1,219)	(633)	(538)

Cash, cash equivalents and short-term investments	(87)	(23)	10

Total before capital gains taxes and transfers to IMR	(2,536)	571	928

Transfers to IMR	(78)	(923)	(1,678)

Net realized capital losses less capital gains taxes, after transfers to IMR	$(2,614)	$(352)	$(750)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2022	2021	2020

Other-than-temporary impairments:

Bonds	$239	$100	$261

Stocks	1,403	52	67

Mortgage Loans	—	—	1

Real estate	4	—	—

Other invested assets	1,039	624	487

Total	$2,685	$776	$816

Information related to the sales of long-term bonds are as follows for the years ended December 31, (in millions):

	2022	2021	2020

Proceeds from sales	$17,993	$17,488	$13,528

Gross gains on sales	$482	$1,064	$1,656

Gross losses on sales	$541	$174	$71

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. In accordance with the Company’s valuation and impairment process, the investments which are deemed held for sale will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

58	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 10—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $893 million and $812 million for the years ended December 31, 2022 and 2021, respectively, and total unfunded commitments were $290 million and $321 million for the years ended December 31, 2022 and 2021, respectively. For these investments, redemptions are prohibited prior to liquidation.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2022 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Bonds	$180,072	$202,240	$—	$177,587	$2,485	$—

Common stock(1)	4,587	4,587	3,876	200	511	—

Preferred stock	382	406	9	240	133	—

Mortgage loans	34,757	37,660	—	—	34,757	—

Derivatives	1,749	1,920	—	987	762	—

Other invested assets(1)	245	244	—	245	—	—

Contract loans	731	731	—	—	731	—

Separate account assets	50,137	50,382	16,452	4,332	28,460	893

Cash, cash equivalents & short term investments	1,204	1,204	427	776	1	—

Total	$273,864	$299,374	$20,764	$184,367	$67,840	$893

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Liabilities:

Deposit-type contracts	$8,294	$8,294	$—	$—	$8,294	$—

FHLB debt	100	100	—	—	100	—

Separate account liabilities	50,247	50,247	—	—	50,247	—

Derivatives	295	327	—	278	17	—

Total	$58,936	$58,968	$—	$278	$58,658	$—

(1)	Excludes investments accounted for under the equity method.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2021 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Bonds	$216,479	$197,717	$—	$212,612	$3,867	$—

Common stock(1)	4,528	4,528	4,143	54	331	—

Preferred stock	372	345	12	200	160	—

Mortgage loans	37,959	36,793	—	—	37,959	—

Derivatives	828	1,070	—	81	747	—

Other invested assets(1)	95	76	—	95	—	—

Contract loans	1,095	1,095	—	—	1,095	—

Separate account assets	51,325	51,255	19,839	4,867	25,807	812

Cash, cash equivalents & short term investments	628	628	88	540	—	—

Total	$313,309	$293,507	$24,082	$218,449	$69,966	$812

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Liabilities:

Deposit-type contracts	$3,355	$3,355	$—	$—	$3,355	$—

FHLB debt	75	75	—	—	75	—

Separate account liabilities	51,152	51,152	—	—	51,152	—

Derivatives	188	221	—	190	(2)	—

Total	$54,770	$54,803	$—	$190	$54,580	$—

(1)	Excludes investments accounted for under the equity method.

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2022 and 2021. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates

60	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bond ETFs are classified as common stock and are valued using quoted market prices. Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 include surplus notes that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds and cash, cash equivalents, and short-term investments included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18 -FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2022 had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include funding agreements used in an investment spread capacity. Fair value of funding agreements is determined by discounted cash flow analysis using funding agreement interest rates as of the reporting date. Other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2022
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,235	$—	$—	$1,235

Industrial and miscellaneous	—	77	—	—	77

Total bonds	$—	$1,312	$—	$—	$1,312

Common stock

Industrial and miscellaneous	$3,876	$200	$511	$—	$4,587

Total common stocks	$3,876	$200	$511	$—	$4,587

Preferred stock	$9	$23	$66	$—	$98

Total preferred stocks	$9	$23	$66	$—	$98

Derivatives

Interest rate contracts	$—	$—	$—	$—	$—

Foreign exchange contracts	—	846	—	—	846

Total derivatives	$—	$846	$—	$—	$846

Separate accounts assets	$16,432	$1,590	$28,460	$893	$47,375

Total assets at fair value	$20,317	$3,971	$29,037	$893	$54,218

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$90	$—	$—	$90

Foreign exchange contracts	—	168	—	—	168

Total liabilities at fair value	$—	$258	$—	$—	$258

62	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2021
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,884	$—	$—	$1,884

Industrial and miscellaneous	—	213	22	—	235

Total bonds	$—	$2,097	$22	$—	$2,119

Common stock

Industrial and miscellaneous	$4,143	$54	$331	$—	$4,528

Total common stocks	$4,143	$54	$331	$—	$4,528

Preferred stock	$12	$85	$83	$—	$180

Total preferred stocks	$12	$85	$83	$—	$180

Derivatives

Interest rate contracts	$—	$12	$—	$—	$12

Foreign exchange contracts	—	375	—	—	375

Total derivatives	$—	$387	$—	$—	$387

Separate accounts assets	$19,820	$2,216	$25,807	$812	$48,655

Total assets at fair value	$23,975	$4,839	$26,243	$812	$55,869

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$122	$—	$—	$122

Credit default swaps	—	1	—	—	1

Total liabilities at fair value	$—	$123	$—	$—	$123

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2022 (in millions):

	Balance at 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022

Bonds	$22	$—	$(24)[a]	$(3)	$2	$—	$3	$—	$—	$—

Common stock	331	—	—	8	22	9,328	—	(9,178)	—	511

Preferred stock	83	—	—	(9)	(7)	—	—	(1)	—	66

Separate account assets	25,807	—	—	(1,653)	3,236	1,461	—	(621)	230	28,460

Total	$26,243	$—	$(24)	$(1,657)	$3,253	$10,789	$3	$(9,800)	$230	$29,037

(a)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2021 (in millions):

	Beginning balance at 1/1/2021	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021

Bonds	$90	$7	[a]	$(43)[c]	$3	$7	$—	$1	$(29)	$(14)	$22

Common stock	315	—		—	43	36	6,199	—	(6,262)	—	331

Preferred stock	92	90	[b]	—	(8)	3	1	—	(95)	—	83

Separate account assets	22,296	—		—	191	3,216	1,421	—	(1,216)	(101)	25,807

Total	$22,793	$97		$(43)	$229	$3,262	$7,621	$1	$(7,602)	$(115)	$26,243

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(c)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2022 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Equity securities:

Common stock	$511	Market comparable	Earnings before interest, taxes, depreciation and amortization ("EBITDA") multiple	6.6x–13.7x	10.3x

		Equity method	Book value multiple	1.0x	1.0x

		Market comparable	Credit analysis/market comparable	$121.8	$121.8

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Revenue Multiple	8.4x	8.4x

Preferred stock	$66	Market comparable	EBITDA multiple	8.7x	8.7x

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Market Yield	12.4%	12.4%

Separate account assets:

Real estate properties and real estate joint ventures	$28,399

		Income approach—discounted cash flow	Discount rate	6.0%–9.0%	7.1%

Office properties			Terminal capitalization rate	4.8%–8.5%	5.8%

		Income approach—direct capitalization	Overall capitalization rate	4.3%–8.0%	5.4%

		Income approach—discounted cash flow	Discount rate	5.8%–8.0%	6.6%

Industrial properties			Terminal capitalization rate	4.3%–7.0%	5.0%

		Income approach—direct capitalization	Overall capitalization rate	1.8%–6.0%	4.3%

		Income approach—discounted cash flow	Discount rate	5.5%–7.0%	6.1%

Residential properties			Terminal capitalization rate	4.3%–5.8%	4.7%

		Income approach—direct capitalization	Overall capitalization rate	3.5%–5.0%	4.1%

Retail properties		Income approach—discounted cash flow	Discount rate	6.0%–11.5%	7.3%

			Terminal capitalization rate	5.3%–8.8%	6.0%

		Income approach—direct capitalization	Overall capitalization rate	4.5%–8.5%	5.4%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.0%	10.0%

			Terminal capitalization rate	8.0%	8.0%

		Income approach—direct capitalization	Overall capitalization rate	7.5%	7.5%

Separate account real estate assets include the values of the related mortgage loans payable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(2,070)

Office properties		Discounted cash flow	Loan-to-value ratio	35.4%–64.3%	48.7%

			Equivalency rate	3.7%–7.0%	6.0%

			Loan-to-value ratio	35.4%–64.3%	48.7%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Industrial properties		Discounted cash flow	Loan-to-value ratio	27.8%–37.0%	31.4%

			Equivalency rate	5.7%–6.1%	5.9%

			Loan-to-value ratio	27.8%–37.0%	31.4%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.1	1.1

Residential properties		Discounted cash flow	Loan-to-value ratio	24.8%–66.4%	39.0%

			Equivalency rate	5.6%–6.4%	6.0%

			Loan-to-value ratio	24.8%–66.4%	39.0%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.3	1.1

64	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Retail properties		Discounted cash flow	Loan-to-value ratio	44.8%–74.6%	47.2%

			Equivalency rate	5.5%–6.3%	5.7%

			Loan-to-value ratio	44.8%–74.6%	47.2%

		Net present value	Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Separate account real estate assets include the values of the related loan receivable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,489

Office properties		Discounted cash flow	Loan-to-value ratio	40.0–105.0%	69.7%

			Equivalency rate	5.5%–13.2%	8.7%

Industrial properties		Discounted cash flow	Loan-to-value ratio	49.5%–66.0%	57.8%

			Equivalency rate	5.3%–9.8%	6.4%

Residential properties		Discounted cash flow	Loan-to-value ratio	36.4%–76.1%	45.4%

			Equivalency rate	5.5%–8.6%	7.0%

Retail properties		Discounted cash flow	Loan-to-value ratio	54.9%–104.5%	80.1%

			Equivalency rate	7.3%–18.2%	10.2%

Separate account real estate assets include the values of the real estate operating business in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$642

		Discounted cash flow	Discount rate	9.8%	9.8%

			Terminal growth rate	7%	7%

		Market approach	EBITDA multiple	31.3x	31.3x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment

TIAA Separate Account VA-1 ∎ Statement of Additional Information	65

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2022
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$1,328	$—	$4	$—	$1,332	$2,251	$(919)	$—	$1,332	0.38%	0.38%

FHLB capital stock	369	—	—	—	369	186	183	—	369	0.10%	0.11%

On deposit with states	16	—	—	—	16	16	—	—	16	—	—

Pledged as collateral to FHLB (including assets backing funding agreements)	8,780	—	—	—	8,780	2,139	6,641	—	8,780	2.49%	2.52%

Pledged as collateral not captured in other categories	31	—	—	—	31	63	(32)	—	31	0.01%	0.01%

Other restricted assets	—	—	45	—	45	25	20	—	45	0.01%	0.01%

Total restricted assets	$10,524	$—	$49	$—	$10,573	$4,680	$5,893	$—	$10,573	2.99%	3.03%

	2021
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,247	$—	$4	$—	$2,251	$365	$1,886	$—	$2,251	0.65%	0.66%

FHLB capital stock	186	—	—	—	186	181	5	—	186	0.05%	0.05%

On deposit with states	16	—	—	—	16	17	(1)	—	16	0.01%	0.01%

Pledged as collateral to FHLB (Including assets backing funding agreements)	2,139	—	—	—	2,139	1,990	149	—	2,139	0.62%	0.62%

Pledged as collateral not captured in other categories	63	—	—	—	63	269	(206)	—	63	0.02%	0.02%

Other restricted assets	—	—	25	—	25	23	2	—	25	0.01%	0.01%

Total restricted assets	$4,651	$—	$29	$—	$4,680	$2,845	$1,835	$—	$4,680	1.36%	1.37%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

66	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2022
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$1,403	$1,403	0.46%	0.47%

Securities lending collateral assets	1,328	1,328	0.44%	0.45%

Total General Account Collateral Assets	$2,731	$2,731	0.90%	0.92%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2022
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$2,731	1.07%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

	2021
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$773	$773	0.26%	0.27%

Securities lending collateral assets	2,247	2,247	0.76%	0.77%

Total General Account Collateral Assets	$3,020	$3,020	1.02%	1.04%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2021
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$3,020	1.21%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the

TIAA Separate Account VA-1 ∎ Statement of Additional Information	67

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2022 and 2021, counterparties pledged $1,403 million and $773 million, respectively, of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2022 and 2021, the Company pledged the following collateral and margin to its counterparties (in millions):

	December 31,
	2022	2021

Cash collateral and margin	$11	$3

Securities collateral and margin	$8	$47

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2022 and 2021, were $2,052 million and $1,172 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2022 and 2021 were $11 million and $67 million, respectively, for which the Company posted collateral of $20 million and $57 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds and other commitments. The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

68	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Asset Swap Contracts: The Company enters into asset swap contracts to hedge against inflation risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swap Contracts: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Commodity Forward Contracts: The Company enters into forward contracts to sell crude oil at a specified price on a specified future date in order to economically hedge against the effect of fluctuations in crude oil prices on certain equity investments held in its investment portfolio. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2022		December 31, 2021		December 31, 2020
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap	$296	$11	$116	$(2)	$(133)	$(1)

Total qualifying hedge relationships	$296	$11	$116	$(2)	$(133)	$(1)

Non-qualifying hedge relationships

Commodity forwards	—	—	—	—	—	—

Foreign currency swaps	476	33	216	5	(253)	112

Foreign currency forwards	(37)	412	134	123	(76)	(125)

Interest rate contracts	(103)	—	(8)	—	9	—

Purchased credit default swaps	—	—	—	—	—	—

Total non-qualifying hedge relationships	$336	$445	$342	$128	$(320)	$(13)

Derivatives used for other than hedging purposes	—	3	—	26	—	15

Total derivatives	$632	$459	$458	$152	$(453)	$1

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, 31 and 33, 35 and 37 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29, DJ.NA.IG.31, DJ.NA.IG.33, DJ.NA.IG.35 and DJ.NA.IG37, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27, 31, 33, 35,and 37 (DJ.NA.HY.27, DJ.NA.HY.31, DJ.NA.HY.33, DJ.NA.HY.35 and DJ.NA.HY.37 respectively), whereby the Company is obligated to perform

TIAA Separate Account VA-1 ∎ Statement of Additional Information	69

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2022			December 31, 2021
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	12,533	744	4	11,007	740	4
	Subtotal	12,533	744	4	11,007	740	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	5	1	4	96	9	2
	Subtotal	5	1	4	96	9	2

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$12,538	$745	8	$11,103	$749	6

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2022			December 31, 2021
Qualifying Hedge Relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	1,210	—	(266)	1,210	—	(423)

Foreign currency swaps	Assets	3,561	292	421	1,358	57	122

	Liabilities	548	(27)	(19)	2,050	(96)	(67)

Total qualifying hedge relationships		$5,319	$265	$136	$4,618	$(39)	$(368)

Non-qualifying hedge relationships

Commodity forwards	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	—	—	—	—	—	—

Interest rate swaps	Assets	50	—	(10)	166	12	9

	Liabilities	4,201	(90)	(90)	—	—	—

Foreign currency swaps	Assets	6,364	713	713	4,144	327	327

	Liabilities	506	(29)	(29)	2,502	(105)	(105)

Foreign currency forwards	Assets	2,740	132	132	1,715	48	48

	Liabilities	2,764	(139)	(139)	2,486	(17)	(17)

Purchased credit default swaps	Assets	—	—	—	—	—	—

	Liabilities	30	—	—	131	(1)	(1)

Total non-qualifying hedge relationships		$16,655	$587	$577	$11,144	$264	$261

Derivatives used for other than hedging purposes

Written credit default swaps	Assets	$11,123	$783	$762	$11,003	$625	$747

	Liabilities	1,415	(42)	(17)	100	(1)	2

Asset swaps and total return swaps	Assets	10	—	(2)	10	—	(2)

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$12,548	$741	$743	$11,113	$624	$747

Total derivatives		$34,522	$1,593	$1,456	$26,875	$849	$640

70	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

For the year ended December 31, 2022 and 2021, the average fair value of derivatives used for other than hedging purposes, was $662 million and $463 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2022	2021

TIAA Real Estate Account	$31,000	$28,844

TIAA Separate Account VA-3	15,313	18,395

TIAA Separate Account VA-1	1,062	1,416

TIAA Stable Value	3,007	2,600

Total	$50,382	$51,255

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	71

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$837	$—	$4,347	$5,184

Reserves

For accounts with assets at:

Fair value	$—	$—	$46,032	$46,032

Amortized cost	2,870	—	—	2,870

Total reserves	$2,870	$—	$46,032	$48,902

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,870	$—	$—	$2,870

At fair value	—	—	46,032	46,032

Total reserves	$2,870	$—	$46,032	$48,902

*	Withdrawable at book value without adjustment or charge.

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$665	$—	$4,443	$5,108

Reserves

For accounts with assets at:

Fair value	$—	$—	$47,883	$47,883

Amortized cost	2,497	—	—	2,497

Total reserves	$2,497	$—	$47,883	$50,380

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,497	$—	$—	$2,497

At fair value	—	—	47,883	47,883

Total reserves	$2,497	$—	$47,883	$50,380

*	Withdrawable at book value without adjustment or charge.

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,215	$—	$4,077	$5,292

Reserves

For accounts with assets at:

Fair value	$—	$—	$40,105	$40,105

Amortized cost	2,385	—	—	2,385

Total reserves	$2,385	$—	$40,105	$42,490

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,385	$—	$—	$2,385

At fair value	—	—	40,105	40,105

Total reserves	$2,385	$—	$40,105	$42,490

*	Withdrawable at book value without adjustment or charge.

72	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2022	2021	2020

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$5,565	$5,755	$5,631

Transfers from separate accounts	(5,971)	(4,953)	(8,343)

Reconciling adjustments:

Fund transfer exchange gain (loss)	(1)	—	(1)

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(407)	$802	$(2,713)

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follow VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits. This method is similar to the factor based alternative method used prior to 2020 in accordance with AG43. Given the similar methodology under VM-21 and AG43, there was no impact from the change in the reserve valuation basis. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The Company’s reported reserve for variable annuities as of December 31, 2022 and 2021 is the greater of those prescribed under VM-21 and Regulation 213. The Company did not have a material difference in the reported reserve for variable annuities as a result of the floor prescribed under Regulation 213 for the periods ending December 31, 2022 and 2021.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2022	December 31, 2021

Deferred and payout annuity contracts issued after 2000	$3,962	$3,988

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. After discussions with the NYDFS, the Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2022 and 2021.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims are based on historical experience and set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2022 and 2021, the Company had $167 million and $201 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	73

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2022
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$25,778	$25,778	13.6%

At book value without adjustment (minimal or no charge or adjustment)	30,991	—	—	30,991	16.3%

Not subject to discretionary withdrawal	133,091	—	—	133,091	70.1%

Total (direct + assumed)	$164,082	$—	$25,778	$189,860	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,082	$—	$25,778	$189,860

	2021
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$26,938	$26,938	14.1%

At book value without adjustment (minimal or no charge or adjustment)	31,721	—	—	31,721	16.5%

Not subject to discretionary withdrawal	133,034	—	—	133,034	69.4%

Total (direct + assumed)	$164,755	$—	$26,938	$191,693	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,755	$—	$26,938	$191,693

	2022
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$20,239	$20,239	23.9%

At book value without adjustment (minimal or no charge or adjustment)	35,960	2,861	—	38,821	45.7%

Not subject to discretionary withdrawal	25,782	—	—	25,782	30.4%

Total (direct + assumed)	$61,742	$2,861	$20,239	$84,842	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$61,742	$2,861	$20,239	$84,842

	2021
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$20,930	$20,930	25.7%

At book value without adjustment (minimal or no charge or adjustment)	33,510	2,488	—	35,998	44.1%

Not subject to discretionary withdrawal	24,592	—	—	24,592	30.2%

Total (direct + assumed)	$58,102	$2,488	$20,930	$81,520	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$58,102	$2,488	$20,930	$81,520

74	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	2022
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$16	$16	0.2%

At book value without adjustment (minimal or no charge or adjustment)	1,278	8	—	1,286	15.5%

Not subject to discretionary withdrawal	7,016	—	—	7,016	84.3%

Total (direct + assumed)	$8,294	$8	$16	$8,318	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,294	$8	$16	$8,318

	2021
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$15	$15	0.4%

At book value without adjustment (minimal or no charge or adjustment)	1,274	9	—	1,283	38.0%

Not subject to discretionary withdrawal	2,081	—	—	2,081	61.6%

Total (direct + assumed)	$3,355	$9	$15	$3,379	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$3,355	$9	$15	$3,379

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB (“the Bank”) and VA-1. Additionally, the Company entered into a General Service and Facilities Agreements with Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,254 million, $2,125 million and $1,894 million to its various subsidiaries and affiliates for the years ended December 31, 2022, 2021 and 2020, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $518 million, $563 million, and $610 million for the years ended December 31, 2022, 2021 and 2020, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. Such activities performed by TC Services are reimbursed at cost. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds. Such activities performed by TC Services were on a cost reimbursement basis through December 31, 2021. The Distribution Agreement covering proprietary and non-proprietary mutual funds was amended as of January 1, 2022, whereby the Company will no longer provide cost reimbursements to TC Services for this service. The Company paid $9 million, $225 million and $274 million for the years ended December 31, 2022, 2021 and 2020, respectively.

TIAA Separate Account VA-1 ∎ Statement of Additional Information	75

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company has a General Service Agreement whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $81 million, $84 million, and $91 million for the years ended December 31, 2022, 2021, and 2020, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

The Company has Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $164 million, $187 million and $210 million to Advisors and $333 million, $278 million and $269 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for each of the years ended December 31, 2022, 2021 and 2020.

The Company has a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $15 million, $16 million and $16 million to Nuveen Services, LLC for the years ended December 31, 2022, 2021, and 2020, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $153 million, $140 million, and $140 million for the periods ended December 31, 2022, 2021 and 2020, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company has a Service Agreement with the Bank, whereby the Bank provides general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $5 million, $11 million and $7 million to the Bank for the years ended December 31, 2022, 2021 and 2020, respectively.

The Bank exited the mortgage loan servicing business during 2022 and no longer services certain residential mortgage loans held by the Company. As of December 31, 2021, the Company held $459 million of residential mortgage loans that were serviced by the Bank.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $108 million, $145 million, and $118 million to Nuveen Investments for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Endowment and Philanthropic Services (“TEPS”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $37 million, $39 million, and $52 million to TEPS for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $84 million, $73 million, and $83 million to TFI for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company has a Service Agreement with TIAA India, an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $112 million, $85 million, and $74 million to TIAA India for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly-owned subsidiary of the Company, whereby MyVest provides project and program management services for the Company. The Company paid

76	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

$36 million, $35 million, and $30 million to MyVest for the years ended December 31, 2022, 2021, and 2020, respectively. The Company agrees to provide MyVest administrative services for use in its day to day operations. MyVest reimbursed the Company for administrative services in the amount of $2 million, $1 million, and $1 million for each of the years ended December 31, 2022, 2021 and 2020, respectively.

The Bank provides Custody and Trustee Services for TIAA Institutional Retirement, Retiree Health and Retirement Choice Plus Plans as well as perform IRA Custodial services for an IRA and Investment Solutions IRA Agreements which is paid by bank fees. The Company paid $6 million to the Bank for each of the years ended December 31, 2022, 2021, and 2020.

Effective April 1, 2021, the Company entered into a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $600 million and $340 million for the years ended December 31, 2022 and 2021, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2022 or December 31, 2021.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2022			12/31/2021			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$4,663	$2,132	$6,795	$4,869	$914	$5,783	$(206)	$1,218	$1,012

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	4,663	2,132	6,795	4,869	914	5,783	(206)	1,218	1,012

d) Deferred Tax Assets Non-admitted	1,905	875	2,780	1,794	130	1,924	111	745	856

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	2,758	1,257	4,015	3,075	784	3,859	(317)	473	156

f) Deferred Tax Liabilities	1,673	1,043	2,716	1,450	729	2,179	223	314	537

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,085	$214	$1,299	$1,625	$55	$1,680	$(540)	$159	$(381)

	12/31/2022			12/31/2021			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101

a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	1,085	214	1,299	1,625	55	1,680	(540)	159	(381)

1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,085	214	1,299	1,625	55	1,680	(540)	159	(381)

2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	6,206	XXX	XXX	6,189	XXX	XXX	17

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	1,673	1,043	2,716	1,450	729	2,179	223	314	537

d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,758	$1,257	$4,015	$3,075	$784	$3,859	$(317)	$473	$156

TIAA Separate Account VA-1 ∎ Statement of Additional Information	77

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	1,055%	1,088%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$41,374	$41,259

	12/31/2022		12/31/2021		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$4,663	$2,132	$4,869	$914	$(206)	$1,218

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—	—	—	—	—	—

Net Admitted Adjusted Gross DTAs Amount From Above	$2,758	$1,257	$3,075	$784	$(317)	$473

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	18.61%	—	17.93%	—	0.68%	—

The Company supports the admittance of $513 million of DTA with $3,714 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2022	2021	2020

Current Income Tax:

Federal income tax expense (benefit)	$(717)	$(139)	$(352)

Foreign taxes	1	1	—

Subtotal	$(716)	$(138)	$(352)

Federal income taxes expense on net capital gains	254	447	439

Generation/(utilization) of loss carry-forwards	463	(308)	(87)

Intercompany tax sharing expense/(benefit)	(81)	(271)	(22)

Other	—	4	10

Federal and foreign income tax expense / (benefit)	$(80)	$(266)	$(12)

	12/31/2022	12/31/2021	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$11	$476	$(465)

Investments	416	412	4

Policyholder dividends accrual	475	420	55

Fixed assets	163	182	(19)

Compensation and benefits accrual	430	456	(26)

Net operating loss carry-forward	318	108	210

Other (including items < 5% of total ordinary tax assets)	600	423	177

Intangible assets – business in force and software	2,250	2,392	(142)

Subtotal	$4,663	$4,869	$(206)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	1,905	1,794	111

Admitted ordinary deferred tax assets	$2,758	$3,075	$(317)

Capital:

Investments	$2114	$892	$1,222

Real estate	18	22	(4)

Subtotal	$2,132	$914	$1,218

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	875	130	745

Admitted capital deferred tax assets	1,257	784	473

Admitted deferred tax assets	$4,015	$3,859	$156

78	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

	12/31/2022	12/31/2021	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$1,518	$1,243	$275

Reserves transition adjustment	154	205	(51)

Other (including items < 5% of total ordinary tax liabilities)	1	2	(1)

Subtotal	$1,673	$1,450	$223

Capital:

Investments	$1,043	$729	$314

Subtotal	$1,043	$729	$314

Deferred tax liabilities	$2,716	$2,179	$537

Net Deferred Tax:

Assets/Liabilities	$1,299	$1,680	$(381)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2022 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(86)	21.00%

Dividends received deduction	(117)	28.62%

Transfer Pricing Adjustment	16	(3.90)%

Amortization of interest maintenance reserve	(112)	27.24%

Statuatory impairment of affiliated common stock	291	(70.81)%

Other permanent differences	2	(0.52)%

Prior year true-ups (TIAA & Subs)	20	(4.94)%

Prior year true-ups (TIAA & Subs) — Tax Credits	(83)	20.18%

Tax Impact of Affiliate Transaction	(183)	44.70%

Current Year Non-Admitted Assets	(97)	23.73%

Other	(2)	0.39%

Total statutory income taxes	$(351)	85.69%

Federal and foreign income tax expense (benefit) — Ordinary	(80)	19.59%

Federal and foreign income tax expense (benefit) — Capital	—	—

Change in net deferred income tax charge (benefit)	(271)	66.10%

Total statutory income taxes	$(351)	85.69%

As of December 31, 2022, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2022	$1,512	Indefinite

Total	$1,512

As of December 31, 2022, the Company had the following foreign tax credit carry forwards (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2015	$23	2025

2019	3	2029

2021	4	2031

Total	$30

As of December 31, 2022, the Company has no taxes available for recoupment in the event of future losses.

At December 31, 2022, the Company had the following net capital loss carry forwards (in millions):

Year Incurred	Net Capital Losses	Year of Expiration

2019	$7	2024

Total	$7

TIAA Separate Account VA-1 ∎ Statement of Additional Information	79

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2022, the Company has general business credits of $112 million generated during the years 2004 to 2021 and expiring between 2024 to 2041.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc. *

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) T-C Europe Holding, Inc.

16) T-C SP, Inc.

17) Terra Land Company

18) TIAA-CREF Life Insurance Company

19) TIAA Board of Governors

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA Commercial Finance, Inc.

22) TIAA FSB Holdings, Inc.

23) TIAA, FSB

24) Tygris Asset Finance, Inc.

25) Tygris Commercial Finance Group, Inc.

26) Westchester Group Farm Management, Inc.

27) Westchester Group Investment Management Holding Company, Inc.

28) Westchester Group Investment Management, Inc.

29) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are ($46) million and $7 million at December 31, 2022 and 2021, respectively.

The Company’s tax years 2018 through 2021 are open to examination by the Internal Revenue Service (“IRS’).

The Inflation Reduction Act (“Act”) was enacted during the reporting period on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s “adjusted financial statement income” for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022.

Under general statutory accounting principles, reporting entities filing statutory financial statements would normally have to consider the applicability of the CAMT, and if applicable, determine the impact on the statutory valuation allowance as well as assess DTAs for admissibility. Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”)

80	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

within INT 22-02, though the Company expects to be an applicable corporation for CAMT in 2023, the Company has not included an estimate of the impact of the CAMT within the year end 2022 financial statements, because a reasonable estimate cannot be made at this time.

Note 17—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2022 and 2021, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2022 and 2021 that resulted in default.

As of December 31, 2022 and 2021, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2022, the estimated fair value of the Company’s securities on loan under the program was $1,297 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2022, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $1,328 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2022.

Of the cash collateral received from the program, $1,328 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2022. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2022 (in millions):

	Amortized Cost	Fair Value

Open	$1,328	$1,328

Total collateral reinvested	$1,328	$1,328

As of December 31, 2021 the estimated fair value of the Company’s securities on loan under the program was $2,190 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2021, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $2,247 million included in “Payable for collateral for securities loaned.” This collateral received was cash was cash and had not been sold or re-pledged as of December 31, 2021.

Of the cash collateral received from the program, $2,247 million was held as cash as of December 31, 2021. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2021 (in millions):

	Amortized Cost	Fair Value

Open	$2,247	$2,247

Total collateral reinvested	$2,247	$2,247

TIAA Separate Account VA-1 ∎ Statement of Additional Information	81

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 18—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $17,428 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held in the general account as of December 31, (in millions):

	2022	2021

Membership stock—class A	$—	$—

Membership stock—class B	50	89

Activity stock	319	97

Excess stock	—	—

Total	$369	$186

There were no FHLBNY capital stock held in separate accounts as of December 31, 2022 and 2021.

Membership stock at December 31, 2022 and 2021, is not eligible for redemption.

The Company had $6,985 million and $2,080 million in funding agreements and $100 million and $75 million in debt outstanding at December 31, 2022 and December 31, 2021 respectively.

The following table shows the maximum collateral pledged to FHLBNY in the general account during the year ending December 31, (in millions):

	2022			2021
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$9,561	$9,796	$8,478	$3,729	$3,352	$3,387

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2022 and 2021.

The following table shows the maximum borrowing from FHLBNY in the general account during the year ending December 31, (in millions):

	2022	2021

Debt	$2,148	$2,750

Funding agreements	6,330	637

Total	$8,478	$3,387

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2022 and 2021.

The following table shows the collateral pledged to FHLB in the general account as of December 31, 2022 and 2021 (in millions):

	2022			2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$7,998	$8,780	$7,085	$2,377	$2,139	$2,155

There was no collateral pledged to FHLB in the separate account as of December 31, 2022 and 2021.

82	Statement of Additional Information ∎ TIAA Separate Account VA-1

continued

Note 19—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2022	2021	2020

Net income (loss)	$(408)	$3,872	$604

Change in net unrealized capital gains (losses), net of taxes	(612)	1,645	(678)

Change in asset valuation reserve	1,776	(2,485)	463

Change in net deferred income tax	271	(1,088)	(200)

Change in non-admitted assets	(1,289)	1,029	(301)

Change in post-retirement benefit liability	10	(1)	(8)

As of December 31, 2022 and 2021, the portion of contingency reserves represented by cumulative net unrealized gains was $3,264 million and $3,943 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 7, 2020, the Company issued surplus notes in an aggregate principal amount of $1,250 million. The notes bear interest at an annual rate of 3.300%, and have a maturity date of May 15, 2050. Proceeds from the issuance of the notes were $1,248 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2022 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$935	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	646	—	09/15/2044

09/18/2014	4.375%*	350	349	349	15	122	—	09/15/2054

05/08/2017	4.270%	2,000	1,995	1,995	86	472	—	05/15/2047

05/07/2020	3.300%	1,250	1,248	1,248	41	104	—	05/15/2050

Total		$7,250	$6,290	$6,290	$295	$2,279	$950

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% (see note below) from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

Note: Three-Month USD LIBOR will cease to be published after June 30, 2023. TIAA’s $350 million in surplus notes maturing in 2054 include fallback language if LIBOR is unavailable, which establishes a new annual rate, subject to further interpretation based on the NY law and any federal law that may be passed.

For the years ended December 31, 2022 and 2021, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

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Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 20—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

At December 31, 2022, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2022, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2022.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2022, is $1,240 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $75 million of this facility is maintained on a committed basis with an expiration date of June 30, 2023. As of December 31, 2022, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2022, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

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concluded

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank. This line has an expiration date of September 6, 2023. As of December 31, 2022, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 22, 2023. As of December 31, 2022, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C M-T REIT LLC. This line has an open ended expiration date and is effective until terminated. As of December 31, 2022, $84 million was outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C S-T REIT LLC. This line of credit has an open ended expiration date and is effective until terminated. As of December 31, 2022, there was no balance outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2022, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other Contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 9, 2023, the date the financial statements were available to be issued.

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Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.

The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

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• Board refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

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Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

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• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

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Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

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Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively, the “Advisers”) vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities”.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

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Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

5. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6. Performs an annual vote reconciliation for review by the Committee.

7. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10. Creates and retains certain records in accordance with Nuveen’s Record Management program.

11. Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12. Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1. Ensures proper disclosure of the Advisers’ Policy to clients as required by regulation or otherwise.

2. Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. Nuveen Executive Leadership Team,

iii. RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

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iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and

v. Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or its affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third-party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

____

* Such criteria is defined in a separate standard operating procedure.

† Such list is maintained in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

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The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

____

‡ Such criteria is defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review RI Team Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1. Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2. RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

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5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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A10893 (5/23)

PART C

OTHER INFORMATION

Item 32. Exhibits

(a)	Resolution of the Board of Trustees of TIAA establishing the Registrant (3)

(b)	(1) Rules and Regulations of the Registrant (3)

(2) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (6)

(3) Amendment to the Rules and Regulations of the Registrant, adopted as of October 2, 2006 (11)

(c)	Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto (12)

(d)	(1) Investment Management Agreement dated September 15, 1994 by and among TIAA, the Registrant, and Teachers Advisors, Inc. (3)

(2) Amendment dated May  1, 2016 to the Investment Management Agreement (20)

(e)	(1) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. (“TPIS”) dated September 15, 1994 (“Distribution Agreement”) (3)

(2) Amendment dated August  1, 1995 to Distribution Agreement (1)

(3) Amendment dated November  3, 1997 to Distribution Agreement (2)

(4) Amendment dated October  19, 2004 to Distribution Agreement (9)

(5) Assignment and Assumption Agreement dated May 1, 2013 by and between TIAA, the Registrant, TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”) (16)

(6) Amendment dated May 1, 2016 to Distribution Agreement (20)

(f)	(1) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (3)

(2) Forms of new Teachers Personal Annuity Contracts (8)

(3) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (3)

(g)	Form of Application for Teachers Personal Annuity Contract (3)

(h)	(1) Charter of TIAA, as amended and restated March 4, 2015 (18)

(2) Bylaws of TIAA, as amended January  1, 1998 (3)

(3) Amendment dated November  13, 2002 to the Bylaws of TIAA (7)

(4) Amendment dated August  17, 2004 to the Bylaws of TIAA (9)

(5) Amendment dated June  8, 2009 to the Bylaws of TIAA (13)

(6) Amendment dated March  4, 2015 to the Bylaws of TIAA (18)

(7) Amendment to the Charter of TIAA (19)

(i)	None

(j)	(1) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan as amended and restated January 1, 2008 (12)

(2) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan as amended and restated January 1, 2008 (12)

(k)	(1) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (3)

(2) Amendment dated August  1, 1995 to the Administrative Services Agreement (1)

(3) Amendment dated June 1, 2005 to the Administrative Services Agreement (10)

(4) Investment Accounting Agreement between the Registrant and State Street dated as of November  20, 2007 (12)

(5) Form of Service and Subcontracting Agreement by and between TIAA and TIAA Shared Services, LLC dated as of April 1, 2021(22)

(l)	None

(m)	(1) Opinion and Consent of Rachael M. Zufall, Esq. *

(2) Consent of Dechert LLP *

(n)	(1) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant) *

(2) Consent of PricewaterhouseCoopers LLP (with respect to TIAA) *

(o)	None

(p)	Form of Seed Money Agreement by and between TIAA and the Registrant (3)

(q)	(1) Supplement to Nuveen Code of Ethics for Independent Trustees of the TIAA-CREF Funds Complex (20)

(2) Advisors and TCIM Employee Trading Supplemental Policy (20)

(3) Nuveen Code of Ethics dated as of February 15, 2023 *

(r)	None

(s)	Powers of Attorney

(1) Power of Attorney for Thomas J. Kenny (15)

(2) Powers of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba and Maceo K. Sloan (17)

(3) Power of Attorney for Janice C. Eberly (20)

(4) Power of Attorney for Joseph A. Boateng (21)

(5) Powers of Attorney for Joseph A. Carrier, Nicole Thorne Jenkins and Loren M. Starr *

* Filed herewith.

(1)	Previously filed in Post-effective Amendment No. 2 to Form N-3 as filed with the commission on March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(2)	Previously filed in Post-effective Amendment No. 4 to Form N-3 as filed with the commission on March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(3)	Previously filed in Post-effective Amendment No. 5 to Form N-3 as filed with the commission on April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(4)	Previously filed in Post-effective Amendment No. 6 to Form N-3 as filed with the commission on March 31, 2000 (File No. 33-79124) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 7 to Form N-3 as filed with the commission on March 29, 2001 (File No. 33-79124) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 8 to Form N-3 as filed with the commission on April 1, 2002 (File No. 33-79124) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 9 to Form N-3 as filed with the commission on April 29, 2003 (File No. 33-79124) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 10 to Form N-3 as filed with the commission on April 30, 2004 (File No. 33-79124) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 12 to Form N-3 as filed with the commission on May 2, 2005 (File No. 33-79124) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 13 to Form N-3 as filed with the commission on May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 14 to Form N-3 as filed with the commission on May 1, 2007 (File No. 33-79124) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 15 to Form N-3 as filed with the commission on April 29, 2008 (File No. 33-79124) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 17 to Form N-3 as filed with the commission on April 28, 2010 (File No. 33-79124) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 18 to Form N-3 as filed with the commission on April 29, 2011 (File No. 33-79124) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 19 to Form N-3 as filed with the commission on April 27, 2012 (File No. 33-79124) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 20 to Form N-3 as filed with the commission on April 30, 2013 (File No. 33-79124) and incorporated herein by reference.

(17)	Previously filed in Post-effective Amendment No. 21 to Form N-3 as filed with the commission on April 30, 2014 (File No. 33-79124) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 22 to Form N-3 as filed with the commission on April 30, 2015 (File No. 33-79124) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 23 to Form N-3 as filed with the commission on April 28, 2016 (File No. 33-79124) and incorporated herein by reference.

(20)	Previously filed in Post-effective Amendment No. 25 to Form N-3 as filed with the commission on April 26, 2018 (File No. 33-79124) and incorporated herein by reference.

(21)	Previously filed in Post-effective Amendment No. 27 to Form N-3 as filed with the commission on April 23, 2020 (File No. 33-79124) and incorporated herein by reference.

(22)	Previously filed in Post-effective Amendment No. 28 to Form N-3 as filed with the commission on April 23, 2021 (File No. 33-79124) and incorporated herein by reference.

(23)	Previously filed in Post-effective Amendment No. 29 to Form N-3 as filed with the commission on January 21, 2022 (File No. 33-79124) and incorporated herein by reference.

Item 33. Directors and Officers of the Insurance Company

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Priya Abani Chief Executive Officer AliveCor 730 Third Avenue New York, NY 10017-3206	Trustee	None

Samuel R. Bright Vice President and General Manager of Google Play Google 730 Third Avenue New York, NY 10017-3206	Trustee	None

Jason E. Brown Chief Executive Officer MRO Corporation 730 Third Avenue New York, NY 10017-3206	Trustee	None

Jeffrey R. Brown Josef and Margot Lakonishok Professor of Business and Dean of the Gies College of Business at the University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Trustee	None

James R. Chambers Former Director, President and Chief Executive Officer Weight Watchers International, Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Thasunda Brown Duckett 730 Third Avenue New York, NY 10017-3206	Trustee	None

Lisa W. Hess Former President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant

Edward M. Hundert, M.D.

Dean for Medical Education and Daniel D.

Federman, M.D., Professor-in-Residence of Global Health and Social Medicine and Medical Education

Harvard Medical School

Harvard University

730 Third Avenue

New York, NY 10017-3206

	Trustee	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Gina L. Loften Former Chief Technology Officer for the US Microsoft 730 Third Avenue New York, NY 10017-3206	Trustee	None

Dorothy K. Robinson Senior Of Counsel K&L Gates 730 Third Avenue New York, NY 10017-3206	Trustee	None

Ramona E. Romero Vice President and General Counsel Princeton University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Kimberly M. Sharan Former President of Financial Planning and Wealth Strategies and Chief Marketing Officer Amerprise Financial 730 Third Avenue New York, NY 10017-3206	Trustee	None

La June Montgomery Tabron Chief Executive Officer W.K. Kellogg Foundation 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Marta Tienda Maurice P. During ’22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Jessica Austin Barker TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Digital and Client Experience Officer	None

Christopher A. Baraks TIAA 730 Third Avenue New York, NY 10017-3206	Senior Vice President, Chief Accounting Officer and Corporate Controller	Senior Vice President, Corporate Controller

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206	Senior Managing Director, General Counsel and Corporate Secretary	Senior Managing Director and Corporate Secretary

John Douglas TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer	Executive Vice President, Chief Legal, Risk and Compliance Officer

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Financial Officer	Executive Vice President

Thasunda Brown Duckett TIAA 730 Third Avenue New York, NY 10017-3206	President and Chief Executive Officer	None

Sastry Durvasula TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Information & Client Services Officer	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Derek Ferguson TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Administrative Officer	None

Keith Floman TIAA 730 Third Avenue New York, NY 10017-3206	Senior Vice President, Chief Actuary	None

Kourtney Gibson TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Head of Core Retirement Business	None

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Executive Officer, Nuveen	Executive Vice President

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Product and Business Development Officer	Executive Vice President

David Nason TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Operating Officer	Executive Vice President

Micky Onvural TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Marketing Officer	Executive Vice President

Claire Borelli TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President and Chief People Officer	Executive Vice President

Item 34. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, LLC (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, all of the persons that serve on the Management Committee of the Registrant also serve on the board of the TIAA-CREF Life Funds (“TCLF”), the TIAA-CREF Funds (“TCF”), and the College Retirement Equities Fund (“CREF”) (collectively, the “other registrants”), each of which has Teachers Advisors, or an affiliate, as its investment adviser. In addition, the Registrant and the other registrants have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective investment companies.

Item 35. Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to, counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 36. Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 37. Principal Underwriters

TIAA-CREF Individual & Institutional Services, LLC (“Services”) acts as the principal underwriter for the Registrant. The Managers of Services are Rashmi Badwe, Raymond Bellucci, Eric T. Jones, Angela Kahrmann and Benjamin Lewis. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Rashmi Badwe	Manager	None
Eric T. Jones	Manager	None
Raymond Bellucci	Manager, Senior Managing Director	None
Angela Kahrmann	Manager, President, Chairman, Chief Executive Officer	None
Benjamin Lewis	Manager	None
Ross Abbott	Chief Operating Officer	None
Christopher A. Baraks	Vice President, Corporate Tax	None
Helen Barnhill	Director, Chief Legal Officer, Assistant Secretary	None
Lisa K. Lynn	Chief Compliance Officer, Managing Director	None
David Barber	Chief Financial Officer	None
Megan Sendlak	Managing Director, Controller	None
Troy Burk	Chief Anti-Money Laundering & Sanctions Officer	None
Issac Rodriguez	Chief Conflict of Interest Officer	None
Christopher J. Heald	Treasurer	None
Jeanne Zelnick	Secretary	None

* The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 38. Location of Accounts and Records

See Item B.3 of the most recent TIAA Separate Account VA-1 N-CEN filing.

Item 39. Management Services

Not Applicable.

Item 40. Fee Representation

TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2023.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Colbert Narcisse
Colbert Narcisse
President and Chief Executive Officer

TIAA

By:	/s/ Bridget Bouchard
Bridget Bouchard
Managing Director, Senior Annuity Product Management, Variable annuities

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

TIAA SEPARATE ACCOUNT VA-1

/s/ Colbert Narcisse Colbert Narcisse	President and Chief Executive Officer (Principal Executive Officer)	April 27, 2023

/s/ E. Scott Wickerham E. Scott Wickerham	Principal Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 27, 2023

TIAA

/s/ Bridget Bouchard Bridget Bouchard	Managing Director, Senior Annuity Product Management, Variable Annuities	April 27, 2023

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

*	April 27, 2023	*	April 27, 2023
Forrest Berkley		Howell E. Jackson

*	April 27, 2023	†	April 27, 2023
Joseph A. Boateng		Nicole Thorne Jenkins

†	April 27, 2023	*	April 27, 2023
Joseph A. Carrier		Thomas J. Kenny

*	April 27, 2023	*	April 27, 2023
Janice C. Eberly		James M. Poterba

*	April 27, 2023	†	April 27, 2023
Nancy A. Eckl		Loren M. Starr

*	April 27, 2023
Michael A. Forrester

/s/ Rachael M. Zufall	April 27, 2023
Rachael M. Zufall
as attorney-in-fact

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.
†	Signed pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

(m)(1)	Opinion and Consent of Rachael M. Zufall, Esq.

(m)(2)	Consent of Dechert LLP

(n)(1)	Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)

(n)(2)	Consent of PricewaterhouseCoopers LLP (with respect to TIAA)

(q)(3)	Nuveen Code of Ethics dated as of February 15, 2023

(s)(5)	Powers of Attorney for Joseph A. Carrier, Nicole Thorne Jenkins and Loren M. Starr